THE MORTGAGE POOL

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The mortgage pool will consist of two groups of mortgage loans, referred to in this prospectus supplement as Loan Group 1 and Loan Group 2, and also designated as the Group 1 Loans and the Group 2 Loans, respectively. The mortgage loans in Loan Group 1 will be divided into two mortgage loan groups, Loan Group 1-A-1 and Loan Group 1-A-2. The mortgage loans in Loan Group 1-A-1 are one- to four-family, fixed-rate residential mortgage loans secured by first liens on the related mortgaged property with mortgage loan balances at origination that may or may not conform to Fannie Mae or Freddie Mac loan limits. The mortgage loans in Loan Group 1-A-2 are one- to four-family, fixed-rate and adjustable-rate residential mortgage loans secured by first and second liens on the related mortgaged property with mortgage loan balances at origination that may or may not conform to Fannie Mae or Freddie Mac loan limits. The Group 2 Loans are adjustable-rate, multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

The Sponsor will convey the mortgage loans to the Depositor on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the Depositor will convey the mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Sponsor will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties will be assigned by the Depositor to the Trustee for the benefit of the certificateholders. As more particularly described in the prospectus, the Sponsor will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the certificateholders. In the event the Sponsor fails to repurchase a mortgage loan, Impac Holdings will be required to do so. See “The Mortgage Pools—Representations by Sellers” in the prospectus.

The mortgage loans will have been originated or acquired by the Sponsor in accordance with the underwriting criteria described in this prospectus supplement. See “—Underwriting Criteria” below.

Substantially all of the Group 1 Loans will initially be subserviced by Countrywide Home Loans Servicing LP. After the servicing transfer date, which will occur on or about June 1, 2006, approximately 88% of the Group 1 Loans will be subserviced by GMAC Mortgage Corporation. All of the Group 2 Loans will be subserviced by Midland Loan Services, Inc. See “Pooling and Servicing Agreement—The Subservicers” in this prospectus supplement.

All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary “due-on-sale” clause.

  Mortgage Rate Adjustment

The mortgage rate on the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of six months, one year, two years, three years, five years, seven years or ten years, as applicable, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

The mortgage rate on a substantial majority of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination.

  Indices on the Mortgage Loans

The index applicable to the determination of the mortgage rate on approximately 47.77% and 94.26% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the Group 1 Loans and Group 2 Loans, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

Six-Month LIBOR

Month	1998	1999	2000	2001	2002	2003	2004	2005	2006
January	5.75%	5.04%	6.23%	5.36%	1.99%	1.35%	1.21%	2.96%	4.81%
February	5.78	5.17	6.32	4.96	2.06	1.34	1.10	3.15	4.99
March	5.80	5.08	6.53	4.71	2.33	1.26	1.09	3.39
April	5.87	5.08	6.61	4.23	2.10	1.29	1.10	3.42
May	5.81	5.19	7.06	3.91	2.09	1.22	1.11	3.54
June	5.87	5.62	7.01	3.83	1.95	1.12	1.36	3.71
July	5.82	5.65	6.88	3.70	1.86	1.15	1.99	3.92
August	5.69	5.90	6.83	3.48	1.82	1.21	1.99	4.06
September	5.36	5.96	6.76	2.53	1.75	1.18	2.17	4.22
October	5.13	6.13	6.72	2.17	1.62	1.22	2.30	4.45
November	5.28	6.04	6.68	2.10	1.47	1.25	2.62	4.58
December	5.17	6.13	6.20	1.98	1.38	1.22	2.78	4.69

The index applicable to the determination of the mortgage rate on approximately 3.21% (by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1 is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

  Prepayment Charges

Approximately 79.94% of the mortgage loans in Loan Group 1, in the aggregate, 79.23% of the mortgage loans in Loan Group 1-A-1, 80.14% of the mortgage loans in Loan Group 1-A-2 and all of the mortgage loans in Loan Group 2 provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within one year to five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months’ interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P-R Certificates will be entitled to all prepayment charges received on the Group 1 Loans, and these amounts will not be available for distribution on the other classes of certificates. The holders of the Class P-M Certificates will be entitled to all prepayment charges received on the Group 2 Loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

  Primary Mortgage Insurance

Approximately 7.66% of the Group 1 Loans, in the aggregate, 8.38% of the Group 1-A-1 Loans and 7.47% of the Group 1-A-2 Loans with a loan-to-value ratio at origination in excess of 80% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy), or (2) the PMI Insurer Policy.

Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 20.00% of the Allowable Claim.

See “Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder — Hazard Insurance Policies” in the prospectus.

  The PMI Insurer

  Radian Guaranty Inc.

Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian’s financial strength is rated “AA” by S&P and Fitch Ratings and “Aa3” by Moody’s. Radian’s financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies’ current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Certificates. Radian does not guaranty the market prices of the Offered Certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

Copies of Radian’s quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian’s telephone number is (215) 231 1000.

  The PMI Policy

Approximately 7.66% of the Group 1 Loans, in the aggregate, 8.38% of the Group 1-A-1 Loans and 7.47% of the Group 1-A-2 Loans by aggregate outstanding principal balance of the mortgage loans in Loan Group 1, Loan Group 1-A-1 and Loan Group 1-A-2, respectively, as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage Loans. The insured percentage of the claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the related mortgage loan.

The PMI Insurer Policy will only cover those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy will be required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated, (ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

The PMI Insurer Policy generally will require that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured will contain provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy will not be permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured’s approval, the PMI Insurer’s liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

In issuing the PMI Insurer Policy, the PMI Insurer will rely upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, copies of which are available upon request from the Trustee.

  Mortgage Loan Characteristics

The mortgage pool is composed of 2,884 mortgage loans, 2,609 of which are in Loan Group 1, of which 529 are in Loan Group 1-A-1 and 2,080 are in Loan Group 1-A-2, and 275 of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Sponsor and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see “Yield on the Certificates—Yield Sensitivity of the Offered Certificates” in this prospectus supplement.

  Loan Group 1

The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $659,753,796, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 46.31% of the Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 51.21% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 2.48% of the Group 1 Loans have fixed rates and are secured by second liens on the related mortgaged property.

The average principal balance of the Group 1 Loans at origination was approximately $254,477. No Group 1 Loan had a principal balance at origination of greater than approximately $1,999,950 or less than approximately $16,350. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $252,876. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,999,950 or less than approximately $1,770.

As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 4.875% per annum to approximately 14.875% per annum and the weighted average mortgage rate was approximately 7.458% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 348 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to February 1, 2002, or after May 1, 2006, or will have a remaining term to maturity of less than 135 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is April 1, 2036.

Approximately 48.59% and 19.62% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. At origination, the weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, of the Group 1 Loans was approximately 76.07%. At origination, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any Group 1 Loan was greater than approximately 100.00% or less than approximately 8.45%.

Approximately 220 of the Group 1 Loans, in the aggregate, representing approximately 3.63% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date) are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment.

None of the Group 1 Loans are buydown mortgage loans.

None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Approximately 79.94% of the Group 1 Loans provide for prepayment charges.

As of the Closing Date, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any Group 1 Loan will be greater than 100.00%.

Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
15Y Fixed Balloon	9,449,086.10	131	1.43	72,130.43	10.550	174	687	94.29
20Y Fixed Balloon	67,906.09	1	0.01	67,906.09	12.250	235	664	100.00
30Y Fixed Balloon	4,319,877.98	17	0.65	254,110.47	7.655	360	676	74.50
15Y Fixed Balloon - IO	5,802,495.31	59	0.88	98,347.38	11.177	176	692	95.48
30Y Fixed	126,451,603.22	627	19.17	201,677.20	7.500	341	688	73.02
30Y Fixed - IO	175,805,530.69	556	26.65	316,197.00	7.529	358	692	74.58
30Y LIB12M	692,170.33	4	0.10	173,042.58	7.721	359	666	75.41
30Y LIB12M - IO	19,865,570.75	54	3.01	367,880.94	6.964	359	696	75.02
2/28 LIB6M	18,778,166.51	112	2.85	167,662.20	7.643	349	670	79.47
2/28 LIB6M - Balloon.	1,001,600.00	3	0.15	333,866.67	7.991	360	670	80.00
2/28 LIB6M - IO	54,558,527.76	199	8.27	274,163.46	7.429	357	677	78.42
3/27 LIB6M	4,525,355.75	19	0.69	238,176.62	7.560	355	698	77.62
3/27 LIB6M - Balloon	1,530,745.06	3	0.23	510,248.35	7.699	360	684	73.47
3/27 LIB6M - IO	24,541,476.70	77	3.72	318,720.48	7.265	358	692	78.66
5/25 LIB12M	155,268.65	1	0.02	155,268.65	5.875	319	765	95.00
5/25 LIB12M - IO	360,000.00	2	0.05	180,000.00	6.092	357	726	80.00
5/25 LIB6M	17,488,669.76	73	2.65	239,570.82	7.715	359	671	75.33
5/25 LIB6M - Balloon	1,779,399.81	6	0.27	296,566.64	7.414	360	706	78.88
5/25 LIB6M - IO	122,632,103.39	398	18.59	308,120.86	7.227	359	699	76.68
30Y LIB6M	20,493,737.16	86	3.11	238,299.27	6.962	323	690	76.29
30Y LIB6M - IO	33,589,147.97	133	5.09	252,549.98	7.039	332	711	78.23
7/23 LIB12M	78,295.71	1	0.01	78,295.71	6.000	319	706	80.00
7/23 LIB6M	1,372,240.75	5	0.21	274,448.15	7.071	356	717	75.94
7/23 LIB6M - IO	12,900,575.00	33	1.96	390,926.52	6.915	360	700	74.15
5/25 CMT1Y	917,679.53	7	0.14	131,097.08	6.097	319	733	83.13
7/23 CMT1Y	596,566.18	2	0.09	298,283.09	6.404	319	715	75.54
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07
____________
(1)
A mortgage loan with a loan program of “15Y Fixed Balloon”, “20Y Fixed Balloon” or “30Y Fixed Balloon” has an amortization term of 30, 30 or 40 years, respectively, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15, 20 or 30, respectively. A mortgage loan with a loan program including the term “30Y LIB 12M” has a term of 30 years and a mortgage rate that adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB 6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “2/28 LIB 6M - Balloon” amortizes over a 40 year term and has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB 6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “3/27 LIB 6M - Balloon” amortizes over a 40 year term and has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB 12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB 6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “5/25 LIB 6M — Balloon” amortizes over a 40 year term and has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB 6M” has a term of 30 years, and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “7/23 LIB 12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB 6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “5/25 CMT1Y” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program of “7/23 CMT1Y” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. Any mortgage loan with a loan program including the term “IO” has an interest only period. A mortgage loan with a loan program of “15Y Fixed”, “20Y Fixed” or “30Y Fixed” is a fixed-rate loan with a term of 15, 20 or 30 years, respectively.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 - 250,000.00	229,396,933.50	1,598	34.77	143,552.52	7.728	336	689	77.29
250,000.01 - 300,000.00	69,038,266.68	251	10.46	275,052.86	7.448	353	686	76.59
300,000.01 - 350,000.00	61,345,816.37	190	9.30	322,872.72	7.333	354	695	76.88
350,000.01 - 400,000.00	57,095,971.82	154	8.65	370,753.06	7.346	348	693	76.44
400,000.01 - 450,000.00	42,320,751.64	100	6.41	423,207.52	7.209	356	695	76.96
450,000.01 - 500,000.00	34,942,006.57	75	5.30	465,893.42	7.235	350	699	75.46
500,000.01 - 550,000.00	29,728,331.46	57	4.51	521,549.67	7.351	356	689	77.15
550,000.01 - 600,000.00	33,231,537.03	58	5.04	572,957.54	7.342	358	691	77.83
600,000.01 - 650,000.00	22,707,246.02	36	3.44	630,756.83	7.345	356	706	75.43
650,000.01 - 700,000.00	5,382,640.62	8	0.82	672,830.08	7.329	359	704	75.41
700,000.01 - 750,000.00	27,117,028.97	37	4.11	732,892.67	7.538	360	685	74.21
750,000.01 - 800,000.00	5,378,393.08	7	0.82	768,341.87	6.721	348	691	67.42
800,000.01 - 850,000.00	4,169,999.95	5	0.63	833,999.99	7.149	358	701	74.02
850,000.01 - 900,000.00	851,900.00	1	0.13	851,900.00	7.500	355	686	70.00
900,000.01 - 950,000.00	3,736,250.00	4	0.57	934,062.50	6.942	360	727	70.22
950,000.01 - 1,000,000.00	11,879,120.91	12	1.80	989,926.74	7.136	356	701	65.71
1,000,000.01 - 1,050,000.00	1,032,500.00	1	0.16	1,032,500.00	6.500	356	669	70.00
1,050,000.01 - 1,150,000.00	3,289,250.00	3	0.50	1,096,416.67	7.586	360	666	55.29
1,150,000.01 - 1,200,000.00	3,546,500.00	3	0.54	1,182,166.67	7.187	359	635	72.51
1,200,000.01 - 1,300,000.00	1,272,851.54	1	0.19	1,272,851.54	6.875	359	734	67.11
1,300,000.01 - 1,400,000.00	5,430,550.00	4	0.82	1,357,637.50	7.084	360	684	66.28
1,450,000.01 - 1,750,000.00	3,040,000.00	2	0.46	1,520,000.00	7.058	360	693	67.63
1,800,000.01 or greater	3,819,950.00	2	0.58	1,909,975.00	6.417	359	736	65.90
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of origination, the average principal balance of the Group 1 Loans was approximately $254,477.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	231,106,651.09	1,606	35.03	143,902.02	7.723	336	689	77.31
250,000.01 - 300,000.00	69,945,957.23	253	10.60	276,466.23	7.437	352	686	76.50
300,000.01 - 350,000.00	61,034,584.77	188	9.25	324,652.05	7.325	353	696	76.90
350,000.01 - 400,000.00	55,929,009.66	150	8.48	372,860.06	7.371	350	692	76.41
400,000.01 - 450,000.00	42,485,479.43	100	6.44	424,854.79	7.196	356	697	76.62
450,000.01 - 500,000.00	34,128,413.67	72	5.17	474,005.75	7.242	351	698	75.78
500,000.01 - 550,000.00	30,322,494.95	58	4.60	522,801.64	7.323	356	690	77.19
550,000.01 - 600,000.00	32,147,024.27	56	4.87	574,054.00	7.385	359	689	77.93
600,000.01 - 650,000.00	22,707,246.02	36	3.44	630,756.83	7.345	356	706	75.43
650,000.01 - 700,000.00	5,382,640.62	8	0.82	672,830.08	7.329	359	704	75.41
700,000.01 - 750,000.00	27,828,874.10	38	4.22	732,338.79	7.531	359	684	74.07
750,000.01 - 800,000.00	4,666,547.95	6	0.71	777,757.99	6.640	352	700	67.23
800,000.01 - 850,000.00	4,169,999.95	5	0.63	833,999.99	7.149	358	701	74.02
850,000.01 - 900,000.00	851,900.00	1	0.13	851,900.00	7.500	355	686	70.00
900,000.01 - 950,000.00	4,685,870.91	5	0.71	937,174.18	6.929	351	712	71.58
950,000.01 - 1,000,000.00	10,929,500.00	11	1.66	993,590.91	7.159	359	706	64.73
1,000,000.01 - 1,050,000.00	1,032,500.00	1	0.16	1,032,500.00	6.500	356	669	70.00
1,050,000.01 - 1,150,000.00	3,289,250.00	3	0.50	1,096,416.67	7.586	360	666	55.29
1,150,000.01 - 1,200,000.00	3,546,500.00	3	0.54	1,182,166.67	7.187	359	635	72.51
1,200,000.01 - 1,300,000.00	1,272,851.54	1	0.19	1,272,851.54	6.875	359	734	67.11
1,300,000.01 - 1,400,000.00	5,430,550.00	4	0.82	1,357,637.50	7.084	360	684	66.28
1,450,000.01 - 1,750,000.00	3,040,000.00	2	0.46	1,520,000.00	7.058	360	693	67.63
1,800,000.01 or greater	3,819,950.00	2	0.58	1,909,975.00	6.417	359	736	65.90
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the average current principal balance of the Group 1 Loans was approximately $252,876.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	999,264.90	3	0.15	333,088.30	4.875	320	765	63.80
5.000 - 5.499	2,704,011.87	8	0.41	338,001.48	5.297	333	736	73.94
5.500 - 5.999	8,712,500.26	34	1.32	256,250.01	5.770	348	718	71.45
6.000 - 6.499	44,377,414.06	148	6.73	299,847.39	6.249	347	714	71.01
6.500 - 6.999	154,093,798.73	503	23.36	306,349.50	6.749	349	703	72.65
7.000 - 7.499	145,444,105.75	538	22.05	270,342.20	7.193	352	696	75.77
7.500 - 7.999	165,235,207.19	648	25.04	254,992.60	7.682	356	684	76.84
8.000 - 8.499	72,174,175.92	285	10.94	253,242.72	8.174	354	677	78.39
8.500 - 8.999	33,449,532.72	150	5.07	222,996.88	8.677	347	665	80.13
9.000 - 9.499	9,554,335.53	62	1.45	154,102.19	9.152	318	668	84.91
9.500 - 9.999	7,678,812.84	51	1.16	150,564.96	9.695	305	656	84.30
10.000 - 10.499	1,930,681.24	26	0.29	74,256.97	10.164	261	672	88.79
10.500 - 10.999	3,788,123.59	45	0.57	84,180.52	10.661	252	686	92.74
11.000 - 11.499	1,887,002.18	16	0.29	117,937.64	11.248	209	684	96.91
11.500 - 11.999	2,663,925.09	23	0.40	115,822.83	11.701	244	648	93.61
12.000 - 12.499	2,585,217.56	29	0.39	89,145.43	12.171	190	692	97.38
12.500 - 12.999	1,228,201.86	17	0.19	72,247.17	12.658	200	683	96.26
13.000 - 13.499	674,932.61	11	0.10	61,357.51	13.250	204	665	96.38
13.500 - 13.999	480,006.16	10	0.07	48,000.62	13.718	175	642	97.26
14.000 - 14.499	26,575.91	1	0.00	26,575.91	14.125	175	650	95.00
14.500 - 14.999	65,970.19	1	0.01	65,970.19	14.875	177	655	95.00
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans was approximately 7.458% per annum.

Next Adjustment Date

Next Adjustment Date	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
April 2006	11,597,295.50	51	1.76	227,397.95	6.559	320	703	73.65
May 2006	18,077,293.33	82	2.74	220,454.80	6.915	321	698	78.30
June 2006	11,417,538.18	52	1.73	219,568.04	7.046	320	700	79.98
July 2006	2,665,354.85	12	0.40	222,112.90	7.842	333	709	83.44
August 2006	4,987,758.20	19	0.76	262,513.59	7.639	343	704	79.36
September 2006	9,958,609.04	36	1.51	276,628.03	7.651	344	696	78.28
October 2006	1,741,443.00	6	0.26	290,240.50	6.295	358	736	78.09
December 2006	768,950.00	3	0.12	256,316.67	7.001	357	683	74.87
January 2007	3,583,689.83	7	0.54	511,955.69	6.448	358	725	69.90
February 2007	8,895,663.50	23	1.35	386,767.98	7.042	359	688	76.44
March 2007	4,937,137.00	17	0.75	290,419.82	7.509	360	688	75.38
April 2007	1,484,641.00	5	0.23	296,928.20	7.176	360	665	76.87
August 2007	1,010,816.75	5	0.15	202,163.35	6.085	353	684	71.03
September 2007	8,980,372.53	43	1.36	208,845.87	6.950	353	615	82.77
October 2007	10,492,635.06	52	1.59	201,781.44	6.701	352	687	78.65
November 2007	4,895,011.15	19	0.74	257,632.17	6.029	339	729	73.01
December 2007	5,124,779.26	21	0.78	244,037.11	7.491	357	657	77.09
January 2008	8,372,483.43	32	1.27	261,640.11	7.705	358	674	78.41
February 2008	14,658,348.50	59	2.22	248,446.58	7.701	359	689	77.96
March 2008	14,538,546.89	53	2.20	274,312.21	7.908	360	687	76.72
April 2008	5,155,841.00	17	0.78	303,284.76	7.818	360	699	78.86
May 2008	125,915.66	1	0.02	125,915.66	6.250	350	715	66.67
August 2008	332,800.00	1	0.05	332,800.00	6.290	353	701	80.00
September 2008	736,607.76	4	0.11	184,151.94	7.706	354	697	82.22
October 2008	284,000.00	1	0.04	284,000.00	6.750	355	652	80.00
November 2008	74,050.00	1	0.01	74,050.00	7.250	356	748	74.80
December 2008	1,552,000.00	3	0.24	517,333.33	6.974	357	642	75.20
January 2009	2,999,201.30	10	0.45	299,920.13	7.122	358	689	79.29
February 2009	11,922,823.78	34	1.81	350,671.29	7.383	359	704	79.38
March 2009	9,667,139.97	29	1.47	333,349.65	7.360	360	691	77.17
April 2009	2,122,400.00	9	0.32	235,822.22	7.352	360	682	77.00
October 2009	801,721.38	4	0.12	200,430.35	6.281	319	717	79.06
May 2010	214,290.36	1	0.03	214,290.36	6.375	350	764	80.00
June 2010	396,500.00	1	0.06	396,500.00	6.250	351	761	65.00
August 2010	333,764.25	2	0.05	166,882.13	6.373	353	732	80.00
September 2010	179,000.00	1	0.03	179,000.00	7.500	354	661	76.18
October 2010	340,000.00	1	0.05	340,000.00	7.750	355	663	80.00
November 2010	375,990.00	1	0.06	375,990.00	6.375	356	702	80.00
December 2010	264,000.00	1	0.04	264,000.00	8.000	357	624	77.20
January 2011	3,129,039.91	12	0.47	260,753.33	7.195	358	689	78.88
February 2011	36,593,871.27	118	5.55	310,117.55	7.104	359	697	76.82
March 2011	59,412,483.87	196	9.01	303,124.92	7.422	360	692	76.36
April 2011	38,509,533.00	136	5.84	283,158.33	7.404	360	696	77.00
January 2013	284,800.00	1	0.04	284,800.00	8.000	358	776	80.00
February 2013	4,212,600.00	14	0.64	300,900.00	7.141	359	699	80.29
March 2013	6,596,906.26	15	1.00	439,793.75	6.920	360	699	70.89
April 2013	3,051,650.00	7	0.46	435,950.00	6.603	360	704	72.10
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans was approximately 37 months.

Gross Margin

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
1.250-1.499	921,797.24	2	0.14	460,898.62	5.375	319	750	70.00
1.750-1.999	896,496.97	4	0.14	224,124.24	5.977	320	717	59.20
2.000-2.249	1,583,396.22	6	0.24	263,899.37	6.996	333	699	73.75
2.250-2.499	12,995,051.55	54	1.97	240,649.10	6.466	327	733	71.40
2.500-2.749	13,849,424.07	61	2.10	227,039.74	6.814	321	708	77.71
2.750-2.999	17,888,255.08	74	2.71	241,733.18	7.070	329	686	80.09
3.000-3.249	20,427,327.40	76	3.10	268,780.62	7.170	348	704	75.01
3.250-3.499	70,246,596.60	239	10.65	293,918.81	7.419	358	691	77.54
3.500-3.749	110,353,908.86	370	16.73	298,253.81	7.300	359	696	76.44
3.750-3.999	33,721,376.14	106	5.11	318,126.19	7.309	358	694	77.18
4.000-4.249	18,540,836.42	51	2.81	363,545.81	7.013	358	696	76.48
4.250-4.499	1,416,521.70	10	0.21	141,652.17	8.379	347	663	84.29
4.500-4.749	3,148,104.41	13	0.48	242,161.88	7.664	357	692	82.40
4.750-4.999	3,336,486.17	15	0.51	222,432.41	6.984	355	685	78.60
5.000-5.249	3,856,371.18	17	0.58	226,845.36	7.393	349	657	78.10
5.250-5.499	3,540,223.84	19	0.54	186,327.57	6.950	355	653	81.54
.500-5.749	3,136,188.17	18	0.48	174,232.68	7.622	355	680	81.33
5.750-5.999	8,307,461.72	36	1.26	230,762.83	6.869	355	628	80.98
6.000-6.249	2,002,922.15	14	0.30	143,065.87	7.150	353	639	82.45
6.250-6.499	1,422,045.89	9	0.22	158,005.10	7.528	357	637	79.66
6.500-6.749	1,967,619.40	7	0.30	281,088.49	8.053	355	626	87.35
6.750-6.999	1,295,453.78	7	0.20	185,064.83	7.880	357	680	80.47
7.250-7.499	782,365.63	3	0.12	260,788.54	8.358	359	674	78.41
7.500-7.749	192,000.00	1	0.03	192,000.00	7.590	355	658	80.00
7.750-7.999	400,000.00	1	0.06	400,000.00	11.500	360	546	74.49
8.750-8.999	940,190.00	2	0.14	470,095.00	9.800	359	660	86.00
10.250-10.499	184,848.88	1	0.03	184,848.88	11.375	358	625	95.00
10.500-10.749	346,527.30	1	0.05	346,527.30	11.500	358	662	95.00
10.750-10.999	157,500.00	1	0.02	157,500.00	11.750	359	649	90.00
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans was approximately 3.591% per annum.

Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
8.500 - 8.999	1,337,402.60	5	0.20	267,480.52	6.330	319	739	54.98
9.000 - 9.499	2,188,467.31	6	0.33	364,744.55	5.970	319	756	65.35
9.500 - 9.999	1,810,364.56	8	0.27	226,295.57	6.419	319	735	64.69
10.000 - 10.499	3,880,623.97	20	0.59	194,031.20	6.419	320	730	69.21
10.500 - 10.999	5,595,343.86	23	0.85	243,275.82	6.452	321	726	73.92
11.000 - 11.499	7,592,231.70	30	1.15	253,074.39	6.482	326	719	76.93
11.500 - 11.999	16,816,223.25	59	2.55	285,020.73	6.432	342	703	76.78
12.000 - 12.499	33,006,472.01	112	5.00	294,700.64	6.461	352	703	75.10
12.500 - 12.999	76,593,006.62	264	11.61	290,125.03	6.799	354	693	76.70
13.000 - 13.499	60,599,864.34	216	9.19	280,554.93	7.204	357	697	77.54
13.500 - 13.999	78,481,770.05	286	11.90	274,411.78	7.685	358	685	78.27
14.000 - 14.499	29,405,367.72	102	4.46	288,287.92	8.115	357	674	78.71
14.500 - 14.999	13,378,518.65	49	2.03	273,030.99	8.637	358	662	78.66
15.000 - 15.499	2,523,757.11	14	0.38	180,268.37	9.048	357	667	83.64
15.500 - 15.999	2,292,416.86	11	0.35	208,401.53	9.514	344	673	86.73
16.500 - 16.999	139,500.00	1	0.02	139,500.00	10.250	360	762	90.00
17.000 - 17.499	691,610.97	4	0.10	172,902.74	10.480	354	675	87.39
17.500 - 17.999	386,576.75	3	0.06	128,858.92	10.812	336	649	94.33
18.000 - 18.499	583,023.44	3	0.09	194,341.15	11.629	353	656	93.65
19.000 - 19.499	554,755.00	2	0.08	277,377.50	11.639	359	574	80.21
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07
As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans was approximately 13.067% per annum.

Initial Fixed-Rate Period

Initial Fixed Period	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
6	54,082,885.13	219	8.20	246,953.81	7.010	328	703	77.50
12	20,557,741.08	58	3.12	354,443.81	6.989	359	695	75.03
24	74,338,294.27	314	11.27	236,746.16	7.490	355	675	78.71
36	30,597,577.51	99	4.64	309,066.44	7.330	358	692	78.25
60	143,333,121.14	487	21.73	294,318.52	7.277	359	696	76.61
84	14,947,677.64	41	2.27	364,577.50	6.904	357	702	74.40
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Initial Rate Cap

Initial Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
1.000	53,640,965.90	217	8.13	247,193.39	7.009	328	704	77.48
1.500	104,761.40	1	0.02	104,761.40	9.875	320	618	80.00
2.000	25,614,486.09	71	3.88	360,767.41	7.026	359	695	76.06
3.000	246,203,744.64	884	37.32	278,511.02	7.342	358	689	77.25
5.000	9,544,230.47	34	1.45	280,712.66	6.838	352	702	77.02
6.000	2,749,108.27	11	0.42	249,918.93	7.379	357	681	74.48
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Subsequent Rate Cap

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
1.000	307,701,358.94	1,120	46.64	274,733.36	7.269	353	692	77.29
1.500	1,202,904.85	6	0.18	200,484.14	8.925	349	602	76.65
2.000	28,953,032.98	92	4.39	314,706.88	7.009	356	695	75.91
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Original Loan-to-Value Ratios*

Range of Loan-to-Value Ratios (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 10.00	80,141.94	1	0.01	80,141.94	8.000	358	633	8.45
10.01 - 15.00	108,000.00	1	0.02	108,000.00	6.625	180	683	13.76
15.01 - 20.00	111,000.00	1	0.02	111,000.00	7.000	360	643	19.31
20.01 - 25.00	475,420.11	4	0.07	118,855.03	7.183	292	722	22.90
25.01 - 30.00	1,210,988.43	10	0.18	121,098.84	7.239	346	674	28.05
30.01 - 35.00	2,829,832.45	16	0.43	176,864.53	6.848	341	683	32.73
35.01 - 40.00	6,517,632.12	22	0.99	296,256.01	6.995	346	707	37.57
40.01 - 45.00	2,792,120.97	17	0.42	164,242.41	6.659	348	717	42.60
45.01 - 50.00	9,544,411.51	32	1.45	298,262.86	7.094	348	683	48.29
50.01 - 55.00	10,487,746.14	40	1.59	262,193.65	6.961	346	698	52.91
55.01 - 60.00	11,318,735.21	47	1.72	240,824.15	6.763	346	712	57.82
60.01 - 65.00	23,233,366.31	74	3.52	313,964.41	6.875	348	705	63.39
65.01 - 70.00	103,971,298.00	342	15.76	304,009.64	7.134	352	694	69.19
70.01 - 75.00	75,898,146.86	261	11.50	290,797.50	7.411	355	688	74.45
75.01 - 80.00	341,401,263.39	1,242	51.75	274,880.24	7.447	355	689	79.82
80.01 - 85.00	5,883,428.82	29	0.89	202,876.86	7.283	337	690	84.17
85.01 - 90.00	30,779,385.77	190	4.67	161,996.77	8.021	321	693	89.74
90.01 - 95.00	23,743,988.49	184	3.60	129,043.42	8.746	313	698	94.91
95.01 +	9,366,889.64	96	1.42	97,571.77	10.847	189	679	99.72
Total	$659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 8.45% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 76.07%.

*Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Investment	157,474,279.89	755	23.87	208,575.21	7.594	348	709	73.76
Owner Occupied	465,792,082.45	1,700	70.60	273,995.34	7.400	348	685	76.77
Second Home	36,487,433.82	154	5.53	236,931.39	7.614	350	692	77.19
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Series Program (Alternative Documentation)	263,699.58	4	0.04	65,924.90	8.173	261	633	87.65
Progressive Express Program (No Documentation Program)	27,355,571.62	142	4.15	192,644.87	8.074	343	698	78.27
Progressive Express Program (No Documentation Program (Verified Assets)	5,214,504.95	24	0.79	217,271.04	7.572	357	700	75.88
Progressive Express Program (Non-Verified Assets)	33,728,992.82	188	5.11	179,409.54	7.849	332	675	79.67
Progressive Express Program (Verified Assets)	57,081,822.77	227	8.65	251,461.77	7.397	340	697	78.86
Progressive Series Program (Full/Income Stated Assets)	896,776.80	6	0.14	149,462.80	7.561	358	729	65.50
Progressive Series Program (Full Documentation)	50,512,107.73	236	7.66	214,034.35	7.047	343	682	75.24
Progressive Series Program (No Income/No Assets)	6,294,820.60	40	0.95	157,370.51	6.629	345	699	77.19
Progressive Series Program (Stated Income/Stated Assets)	21,207,443.81	77	3.21	275,421.35	7.622	354	684	74.32
Progressive Series Program (Stated Documentation)	457,198,055.48	1,665	69.30	274,593.43	7.448	351	693	75.51
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
ALT B/A1	199,612.90	1	0.03	199,612.90	11.750	177	649	100.00
A1	229,872,690.27	887	34.84	259,157.49	7.635	349	654	76.46
A+[1]	309,700,017.66	1,131	46.94	273,828.49	7.219	350	725	75.08
A-[1]	22,469,227.62	94	3.41	239,034.34	7.620	354	605	72.70
B [1]	141,984.38	2	0.02	70,992.19	9.373	341	566	63.32
CX1	116,904.93	1	0.02	116,904.93	6.750	136	735	63.30
Progressive Express I [2]	59,801,197.83	281	9.06	212,815.65	7.556	343	722	78.83
Progressive Express II [2]	32,020,014.99	182	4.85	175,934.15	7.906	326	654	81.01
Progressive Express III[2]	2,996,280.36	17	0.45	176,251.79	8.471	342	617	68.14
Progressive Express IV [2]	653,492.14	6	0.10	108,915.36	9.300	306	594	70.17
Progressive Express V [2]	900,381.28	4	0.14	225,095.32	8.937	359	589	76.25
	881,991.80	3	0.13	293,997.27	10.755	359	550	73.38
Total	659,753,796.16	2,609	100.00	252,876.12	7,458	348	691	76.07

[1]
All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of ALT B/A, A, A+, A-, B and CX correspond to Progressive Series I+, I and II, III and III+ and IV respectively.

[2]
These Group 1 Loans were originated under the Sponsor’s Progressive Express™ Program. The underwriting for these Group 1 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2 Family	37,478,521.44	131	5.68	286,095.58	7.478	350	704	73.23
2-4 Family Unit	295,163.27	5	0.04	59,032.65	10.093	219	708	97.35
3 Family	14,212,785.39	44	2.15	323,017.85	7.835	343	709	74.31
4 Family	14,913,351.40	42	2.26	355,079.80	7.916	346	697	74.31
Condominium	65,190,838.80	316	9.88	206,300.12	7.488	349	700	77.14
Condominium Non-Warrantable	131,817.72	1	0.02	131,817.72	7.875	358	673	80.00
Condotel	4,642,353.41	16	0.70	290,147.09	7.164	338	700	75.19
Deminimis Planned Unit Development	104,127,381.00	342	15.78	304,466.03	7.336	352	696	77.81
Hi-Rise	17,760,921.83	57	2.69	311,595.12	7.725	349	698	76.28
Planned Unit Development	31,223,595.60	136	4.73	229,585.26	7.561	345	678	78.10
Single Family Residence	366,970,294.73	1,503	55.62	244,158.55	7.433	347	687	75.62
Townhouse	2,806,771.57	16	0.43	175,423.22	7.435	348	679	78.09
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	980,000.00	1	0.15	980,000.00	7.125	359	729	70.00
Arizona	22,584,276.84	118	3.42	191,392.18	7.622	352	691	78.73
Arkansas	373,375.15	2	0.06	186,687.58	7.615	337	681	78.22
California	290,684,881.45	852	44.06	341,179.44	7.225	349	694	74.40
Colorado	8,993,118.70	51	1.36	176,335.66	7.478	334	699	81.32
Connecticut	3,273,856.07	21	0.50	155,897.91	8.125	350	698	74.62
Delaware	1,078,436.09	6	0.16	179,739.35	8.467	325	678	83.13
District of Columbia	1,175,399.74	6	0.18	195,899.96	8.200	323	664	84.13
Florida	132,119,915.79	646	20.03	204,519.99	7.672	348	691	77.07
Georgia	9,490,006.92	59	1.44	160,847.57	7.402	330	684	81.88
Hawaii	8,121,359.82	17	1.23	477,727.05	6.858	345	700	69.50
Idaho	277,776.58	2	0.04	138,888.29	7.258	343	725	86.36
Illinois	15,467,403.78	72	2.34	214,825.05	7.898	353	685	77.37
Indiana	2,096,696.61	21	0.32	99,842.70	7.827	345	677	82.13
Iowa	106,400.00	1	0.02	106,400.00	7.500	358	693	80.00
Kansas	264,771.85	3	0.04	88,257.28	7.102	321	679	84.61
Kentucky	97,500.00	1	0.01	97,500.00	7.730	354	587	79.60
Louisiana	427,504.00	3	0.06	142,501.33	7.816	357	685	84.90
Maryland	17,198,638.12	66	2.61	260,585.43	7.569	352	682	75.31
Massachusetts	4,694,956.02	24	0.71	195,623.17	7.674	337	695	77.74
Michigan	4,511,146.59	35	0.68	128,889.90	8.362	326	677	82.80
Minnesota	4,984,181.28	21	0.76	237,341.97	7.704	356	682	76.47
Mississippi	286,633.42	3	0.04	95,544.47	8.353	340	716	86.98
Missouri	1,340,026.92	9	0.20	148,891.88	7.399	344	670	84.39
Montana	100,325.49	1	0.02	100,325.49	7.500	359	759	80.00
Nebraska	164,303.95	1	0.02	164,303.95	6.810	319	690	90.00
Nevada	11,769,564.59	48	1.78	245,199.26	7.393	349	717	76.56
New Hampshire	147,403.24	1	0.02	147,403.24	6.720	355	701	80.00
New Jersey	9,848,864.22	44	1.49	223,837.82	7.930	336	674	74.65
New Mexico	699,298.20	4	0.11	174,824.55	7.846	359	662	77.21
New York	30,095,334.99	73	4.56	412,264.86	7.681	354	697	73.47
North Carolina	4,464,886.10	32	0.68	139,527.69	7.633	328	678	82.11
Ohio	3,274,827.60	30	0.50	109,160.92	7.357	316	672	81.48
Oklahoma	185,297.34	2	0.03	92,648.67	9.626	315	647	84.97
Oregon	3,132,766.01	18	0.47	174,042.56	7.522	349	687	74.76
Pennsylvania	4,715,030.39	25	0.71	188,601.22	7.913	341	673	80.27
Rhode Island	735,793.57	6	0.11	122,632.26	7.908	321	673	67.69
South Carolina	4,496,511.81	22	0.68	204,386.90	7.240	342	705	76.31
Tennessee	1,979,504.98	16	0.30	123,719.06	7.614	348	690	81.33
Texas	8,405,631.74	63	1.27	133,422.73	7.954	332	666	81.71
Utah	3,345,059.19	23	0.51	145,437.36	7.418	344	703	80.24
Virginia	31,418,375.55	110	4.76	285,621.60	7.566	351	687	78.84
Washington	8,682,062.62	43	1.32	201,908.43	7.512	349	687	79.04
West Virginia	75,995.48	1	0.01	75,995.48	9.750	317	637	95.00
Wisconsin	940,937.37	3	0.14	313,645.79	7.067	318	637	71.30
Wyoming	447,759.99	3	0.07	149,253.33	7.755	359	686	80.00
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

No more than approximately 0.76% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Range of Debt-to-Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 -5.00	126,514,432.60	571	19.18	221,566.43	7.595	340	695	77.73
5.01- 10.00	1,706,612.11	7	0.26	243,801.73	7.039	336	694	73.09
10.01-15.00	4,227,765.77	15	0.64	281,851.05	7.031	350	705	68.26
15.01- 20.00	7,022,979.47	37	1.06	189,810.26	7.236	340	714	64.50
20.01-25.00	15,611,388.66	72	2.37	216,824.84	7.261	347	706	72.82
25.01-30.00	39,897,723.76	156	6.05	255,754.64	7.353	352	694	72.47
30.01-35.00	90,543,319.77	328	13.72	276,046.71	7.267	352	697	73.35
35.01-40.00	101,721,581.27	400	15.42	254,303.95	7.385	349	693	75.86
40.01-45.00	130,308,049.56	483	19.75	269,788.92	7.456	351	685	76.59
45.01-50.00	135,047,429.07	510	20.47	264,798.88	7.598	349	685	78.41
50.01-55.00	5,419,214.24	23	0.82	235,618.01	7.599	343	692	73.93
55.01 or Greater	1,733,299.88	7	0.26	247,614.27	7.230	342	687	77.92
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 1 Loans was approximately 39.24% per annum.

Prepayment Penalty

Prepayment Penalty Term	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1 Year	213,087,446.56	724	32.30	294,319.68	7.299	352	696	75.64
2 Year	102,197,739.70	436	15.49	234,398.49	7.381	350	681	78.07
3 Year	138,141,801.25	511	20.94	270,336.21	7.351	352	689	74.62
5 Year	67,887,627.00	306	10.29	221,854.99	7.320	334	696	75.39
6 Months	6,123,009.31	21	0.93	291,571.87	7.651	338	692	74.20
No Prepay	132,316,172.34	611	20.06	216,556.75	7.949	342	693	77.20
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
121 - 180	22,698,068.48	246	3.44	92,268.57	9.728	171	693	87.36
181 - 240	521,441.19	4	0.08	130,360.30	7.945	238	670	76.30
241 - 360	636,534,286.49	2,359	96.48	269,832.25	7.377	354	691	75.67
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans was approximately 348 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A	610,651.03	10	0.09	61,065.10	9.409	223	0	92.38
541 - 560	881,991.80	3	0.13	293,997.27	10.755	359	550	73.38
561 - 580	933,817.32	6	0.14	155,636.22	8.707	356	574	71.69
581 - 600	8,993,882.02	42	1.36	214,140.05	7.348	352	590	74.25
601 - 620	18,195,236.41	76	2.76	239,411.01	7.973	351	613	71.75
621 - 640	69,018,730.88	280	10.46	246,495.47	7.803	348	631	76.06
641 - 660	98,899,966.17	394	14.99	251,015.14	7.684	347	650	76.29
661 - 680	97,634,015.51	402	14.80	242,870.69	7.693	347	671	77.92
681 - 700	97,719,900.61	384	14.81	254,478.91	7.375	349	690	77.57
701 - 720	76,558,444.35	304	11.60	251,836.99	7.265	351	710	75.96
721 - 740	71,573,685.47	263	10.85	272,143.29	7.204	348	730	75.37
741 - 760	53,971,022.51	203	8.18	265,867.11	7.127	349	750	75.77
761 - 780	41,730,851.54	147	6.33	283,883.34	7.138	344	770	74.05
781 - 800	18,115,618.61	72	2.75	251,605.81	6.998	343	788	72.61
801 or Greater	4,915,981.93	23	0.75	213,738.34	7.097	349	807	69.62
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the non-zero weighted average credit score of the Group 1 Loans for which credit scores are available was approximately 691.

Range of Months to Roll

Number of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A	321,896,499.39	1,391	48.79	231,413.73	7.675	342	690	74.93
0 — 12	78,630,732.43	308	11.92	255,294.59	7.070	335	700	77.28
13 — 18	11,475,830.28	53	1.74	216,525.10	6.903	354	627	80.97
19 — 24	58,081,804.29	236	8.80	246,109.34	7.414	356	687	77.35
25 — 31	6,635,164.42	24	1.01	276,465.18	7.653	359	697	79.11
32 — 49	29,139,336.43	90	4.42	323,770.40	7.294	358	694	78.22
50 — 55	1,463,554.61	6	0.22	243,925.77	6.798	353	720	75.47
56 — 79	138,284,918.05	464	20.96	298,027.84	7.326	360	694	76.73
80 +	14,145,956.26	37	2.14	382,323.14	6.939	360	702	74.13
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07

As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans was approximately 37 months.

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Refinance Cash Out	206,850,778.85	756	31.35	273,612.14	7.372	349	680	70.73
Purchase	404,111,414.26	1,652	61.25	244,619.50	7.537	348	696	79.27
Refinance Rate Term	48,791,603.05	201	7.40	242,744.29	7.175	343	698	72.25
Total	659,753,796.16	2,609	100.00	252,876.12	7.458	348	691	76.07
In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 1-A-1

The Group 1-A-1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $139,701,955, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1-A-1 Loans have fixed rates and are secured by first liens on the related mortgaged property.

The average principal balance of the Group 1-A-1 Loans at origination was approximately $265,241. No Group 1-A-1 Loan had a principal balance at origination of greater than approximately $1,540,000 or less than approximately $41,250. The average principal balance of the Group 1-A-1 Loans as of the Cut-off Date was approximately $264,087. No Group 1-A-1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,540,000 or less than approximately $19,929.

As of the Cut-off Date, the Group 1-A-1 Loans had mortgage rates ranging from approximately 6.000% per annum to approximately 10.750% per annum and the weighted average mortgage rate was approximately 7.491% per annum. The weighted average remaining term to stated maturity of the Group 1-A-1 Loans was approximately 353 months as of the Cut-off Date. None of the Group 1-A-1 Loans will have a first Due Date prior to February 1, 2002, or after May 1, 2006, or will have a remaining term to maturity of less than 135 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1-A-1 Loan is April 1, 2036.

Approximately 38.30% and 24.22% of the Group 1-A-1 Loans have initial interest only periods of five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. At origination, the weighted average of the loan-to-value ratios of the Group 1-A-1 Loans was approximately 74.16%. At origination, no loan-to-value ratio of any Group 1-A-1 Loan was greater than approximately 100.00% or less than approximately 21.00%.

Approximately 9 of the Group 1-A-1 Loans, representing approximately 1.43% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date) are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment.

None of the Group 1-A-1 Loans are buydown mortgage loans.

None of the Group 1-A-1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Approximately 79.23% of the Group 1-A-1 Loans provide for prepayment charges.

As of the Closing Date, no loan-to-value ratio of any mortgage loan will be greater than 100.00%.

Set forth below is a description of certain additional characteristics of the Group 1-A-1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1-A-1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
30/15 Fixed Balloon	458,379.00	2	0.33	229,189.50	8.391	167	672	74.24
30Y Fixed Balloon	1,538,263.72	7	1.10	219,751.96	8.063	360	672	77.80
30Y Fixed	50,356,883.97	240	36.05	209,820.35	7.419	343	695	73.12
30Y Fixed - IO	87,348,427.92	280	62.52	311,958.67	7.518	359	690	74.69
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16
____________
(1)
A mortgage loan with a loan program of “30/15 Fixed Balloon” has an amortization term of 30 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program of “30Y Fixed Balloon” has an amortization term of 40 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 30. A mortgage loan with a loan program of “30Y Fixed” is a fixed-rate loan with a term of 30 years. Any mortgage loan with a loan program including the term “IO” has an interest only period.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	48,191,432.49	319	34.50	151,070.32	7.615	348	694	74.55
250,000.01 - 300,000.00	16,255,444.17	59	11.64	275,516.00	7.569	357	683	75.76
300,000.01 - 350,000.00	12,369,584.66	39	8.85	317,168.84	7.418	350	702	72.89
350,000.01 - 400,000.00	10,367,495.28	28	7.42	370,267.69	7.293	346	678	76.24
400,000.01 - 450,000.00	8,090,967.36	19	5.79	425,840.39	7.296	359	708	75.12
450,000.01 - 500,000.00	5,146,855.98	11	3.68	467,896.00	7.495	343	702	77.89
500,000.01 - 550,000.00	6,271,052.29	12	4.49	522,587.69	7.669	359	699	76.98
550,000.01 - 600,000.00	5,301,219.41	9	3.79	589,024.38	7.699	359	672	76.57
600,000.01 - 650,000.00	4,990,578.02	8	3.57	623,822.25	7.325	359	722	74.06
650,000.01 - 700,000.00	700,000.00	1	0.50	700,000.00	7.5	360	738	77.01
700,000.01 - 750,000.00	7,318,027.00	10	5.24	731,802.70	7.473	359	683	75.99
750,000.01 - 800,000.00	763,797.95	1	0.55	763,797.95	6.875	317	730	47.06
800,000.01 - 850,000.00	2,505,000.00	3	1.79	835,000.00	7.537	359	682	75.00
900,000.01 - 950,000.00	1,848,750.00	2	1.32	924,375.00	6.748	359	720	62.77
950,000.01- 1,000,000.00	2,000,000.00	2	1.43	1,000,000.00	7.563	360	651	61.52
1,000,000.01- 1,050,000.00	1,032,500.00	1	0.74	1,032,500.00	6.5	356	669	70.00
1,050,000.01- 1,150,000.00	1,099,250.00	1	0.79	1,099,250.00	8.25	360	671	70.92
1,150,000.01- 1,200,000.00	1,160,000.00	1	0.83	1,160,000.00	7.75	360	635	74.84
1,300,000.01- 1,400,000.00	2,750,000.00	2	1.97	1,375,000.00	6.993	360	667	60.18
1,450,000.01- 1,750,000.00	1,540,000.00	1	1.10	1,540,000.00	6.75	360	704	65.54
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of origination, the average principal balance of the Group 1-A-1 Loans was approximately $265,241.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	48,440,576.87	320	34.67	151,376.80	7.611	348	694	74.58
250,000.01 - 300,000.00	16,590,237.96	60	11.88	276,503.97	7.566	356	681	75.67
300,000.01 - 350,000.00	12,089,858.20	38	8.65	318,154.16	7.396	347	704	72.71
350,000.01 - 400,000.00	10,063,283.57	27	7.20	372,714.21	7.332	353	677	76.43
400,000.01 - 450,000.00	8,090,967.36	19	5.79	425,840.39	7.296	359	708	75.12
450,000.01 - 500,000.00	5,146,855.98	11	3.68	467,896.00	7.495	343	702	77.89
500,000.01 - 550,000.00	6,271,052.29	12	4.49	522,587.69	7.669	359	699	76.98
550,000.01 - 600,000.00	5,301,219.41	9	3.79	589,024.38	7.699	359	672	76.57
600,000.01 - 650,000.00	4,990,578.02	8	3.57	623,822.25	7.325	359	722	74.06
650,000.01 - 700,000.00	700,000.00	1	0.50	700,000.00	7.5	360	738	77.01
700,000.01 - 750,000.00	7,318,027.00	10	5.24	731,802.70	7.473	359	683	75.99
750,000.01 - 800,000.00	763,797.95	1	0.55	763,797.95	6.875	317	730	47.06
800,000.01 - 850,000.00	2,505,000.00	3	1.79	835,000.00	7.537	359	682	75.00
900,000.01 - 950,000.00	1,848,750.00	2	1.32	924,375.00	6.748	359	720	62.77
950,000.01 - 1,000,000.00	2,000,000.00	2	1.43	1,000,000.00	7.563	360	651	61.52
1,000,000.01 - 1,050,000.00	1,032,500.00	1	0.74	1,032,500.00	6.5	356	669	70.00
1,050,000.01 - 1,150,000.00	1,099,250.00	1	0.79	1,099,250.00	8.25	360	671	70.92
1,150,000.01 - 1,200,000.00	1,160,000.00	1	0.83	1,160,000.00	7.75	360	635	74.84
1,300,000.01 - 1,400,000.00	2,750,000.00	2	1.97	1,375,000.00	6.993	360	667	60.18
1,450,000.01 - 1,750,000.00	1,540,000.00	1	1.10	1,540,000.00	6.75	360	704	65.54
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of the Cut-off Date, the average current principal balance of the Group 1-A-1 Loans was approximately $264,087.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
6.000 - 6.499	4,692,364.85	17	3.36	276,021.46	6.199	329	716	64.30
6.500 - 6.999	32,961,321.86	101	23.59	326,349.72	6.75	351	713	68.64
7.000 - 7.499	28,055,258.32	112	20.08	250,493.38	7.18	352	695	72.79
7.500 - 7.999	41,948,320.42	169	30.03	248,214.91	7.672	356	688	76.41
8.000 - 8.499	19,222,599.36	72	13.76	266,980.55	8.189	355	673	78.15
8.500 - 8.999	9,698,246.75	37	6.94	262,114.78	8.684	354	668	80.02
9.000 - 9.499	1,375,021.60	8	0.98	171,877.70	9.095	350	677	86.13
9.500 - 9.999	846,981.97	7	0.61	120,997.42	9.706	345	644	86.20
10.000 - 10.499	533,920.52	4	0.38	133,480.13	10.138	345	614	81.30
10.500 - 10.999	367,918.96	2	0.26	183,959.48	10.714	329	635	95.29
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of the Cut-off Date, the weighted average mortgage rate of the Group 1-A-1 Loans was approximately 7.491% per annum.

Original Loan-to-Value Ratios

Range of Loan-to-Value Ratios (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	105,000.00	1	0.08	105,000.00	8.125	360	803	21.00
25.01 - 30.00	415,000.00	3	0.30	138,333.33	6.952	359	677	27.79
30.01 - 35.00	1,309,982.06	7	0.94	187,140.29	6.41	327	698	33.76
35.01 - 40.00	899,725.22	6	0.64	149,954.20	7.047	338	659	36.88
40.01 - 45.00	1,146,821.78	7	0.82	163,831.68	6.761	360	744	42.62
45.01 - 50.00	4,344,207.35	11	3.11	394,927.94	7.193	352	662	48.59
50.01 - 55.00	4,385,363.03	15	3.14	292,357.54	6.913	353	708	52.90
55.01 - 60.00	3,226,980.63	14	2.31	230,498.62	7.039	346	726	57.45
60.01 - 65.00	3,991,290.01	17	2.86	234,781.77	6.924	338	706	63.81
65.01 - 70.00	22,355,651.24	77	16.00	290,333.13	7.267	352	690	69.08
70.01 - 75.00	23,319,312.66	72	16.69	323,879.34	7.538	358	687	74.45
75.01 - 80.00	62,453,123.56	236	44.70	264,631.88	7.609	355	690	79.78
80.01 - 85.00	849,386.69	5	0.61	169,877.34	7.822	319	675	84.26
85.01 - 90.00	6,479,892.70	33	4.64	196,360.38	7.976	342	695	89.58
90.01 - 95.00	3,976,853.29	22	2.85	180,766.06	8.148	347	717	94.98
95.01 or Greater	443,364.39	3	0.32	147,788.13	9.428	317	664	98.47
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

The minimum and maximum loan-to-value ratios of the Group 1-A-1 Loans at origination were approximately 21.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1-A-1 Loans at origination was approximately 74.16%.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	96,915,364.03	340	69.37	285,045.19	7.444	354	687	74.77
Investment	32,106,339.27	151	22.98	212,624.76	7.577	349	706	71.71
Second Home	10,680,251.31	38	7.65	281,059.25	7.663	356	690	75.94
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Express No Doc	7,095,927.25	42	5.08	168,950.65	8.329	348	705	83.38
Express No Doc Verified Assets	2,364,195.83	9	1.69	262,688.43	7.157	359	704	72.66
Express Non-Verified Assets	4,447,287.82	30	3.18	148,242.93	7.733	336	695	77.04
Express Verified Assets	7,700,369.35	35	5.51	220,010.55	7.29	341	689	71.82
FISA	148,892.16	1	0.11	148,892.16	7.625	359	726	71.30
Full	11,802,491.69	46	8.45	256,575.91	7.384	348	686	72.74
SISA	5,310,696.03	23	3.80	230,899.83	8.031	347	677	70.74
Stated	100,832,094.48	343	72.18	293,971.12	7.429	355	692	73.94
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
A1	55,124,549.95	190	39.46	290,129.21	7.694	355	653	74.82
A+[1]	61,876,803.32	218	44.29	283,838.55	7.199	354	729	73.29
A-[1]	3,250,159.05	12	2.33	270,846.59	7.7	349	605	61.47
B1	53,003.39	1	0.04	53,003.39	10	310	574	65.12
Progressive Express I [2]	14,008,737.99	74	10.03	189,307.27	7.574	347	717	74.28
Progressive Express II2	4,803,208.32	30	3.44	160,106.94	8.259	330	656	84.95
Progressive Express III[2]	378,982.00	2	0.27	189,491.00	10.113	348	610	82.20
Progressive Express IV2	69,929.74	1	0.05	69,929.74	9.5	317	618	90.00
Progressive Express V2	136,580.85	1	0.10	136,580.85	8.25	359	635	80.00
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16
_________________
(1) All of these Group 1-A-1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A, A+, A-, B and CX correspond to Progressive Series I+, I and II, III and III+ and IV respectively.

(2) These Group 1-A-1 Loans were originated under the Sponsor’s Progressive Express™ Program. The underwriting for these Group 1-A-1 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 1-A-1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2 Family	8,202,067.86	28	5.87	292,931.00	7.509	357	697	70.86
3 Family	1,482,210.99	6	1.06	247,035.17	7.309	359	752	62.34
4 Family	3,756,448.65	9	2.69	417,383.18	7.874	355	703	71.28
Condominium	12,809,108.84	67	9.17	191,180.73	7.579	359	693	75.89
Condotel	1,444,385.18	5	1.03	288,877.04	6.664	308	743	73.96
Deminimis Planned Unit Development	21,108,505.91	67	15.11	315,052.33	7.442	355	703	77.26
Hi-Rise	3,216,756.41	9	2.30	357,417.38	8.067	360	677	75.33
Planned Unit Development	4,886,536.29	21	3.50	232,692.20	7.442	349	686	74.93
Single Family Residence	82,486,483.75	315	59.04	261,861.85	7.468	351	686	73.65
Townhouse	309,450.73	2	0.22	154,725.37	7.834	359	697	80.00
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	2,526,121.34	14	1.81	180,437.24	7.699	350	681	77.86
Arkansas	172,000.00	1	0.12	172,000.00	7.75	360	724	80.00
California	58,188,712.74	159	41.65	365,966.75	7.241	354	693	71.01
Colorado	1,256,307.53	5	0.90	251,261.51	7.612	353	736	82.16
Connecticut	701,282.83	5	0.50	140,256.57	7.882	359	695	71.81
Delaware	227,200.00	1	0.16	227,200.00	7.625	359	731	80.00
Florida	40,085,684.14	185	28.69	216,679.37	7.542	353	692	76.01
Georgia	1,078,385.40	8	0.77	134,798.18	8.801	326	670	86.03
Hawaii	1,420,625.88	3	1.02	473,541.96	6.67	331	718	68.13
Illinois	2,700,882.19	11	1.93	245,534.74	7.888	359	689	79.60
Indiana	1,018,225.75	11	0.73	92,565.98	8.24	348	682	82.62
Louisiana	140,525.18	1	0.10	140,525.18	9.125	359	775	95.00
Maryland	2,766,256.97	12	1.98	230,521.41	7.75	359	683	69.76
Massachusetts	253,892.16	2	0.18	126,946.08	7.832	359	758	50.50
Michigan	558,336.34	5	0.40	111,667.27	8.308	353	668	79.17
Minnesota	1,146,300.00	4	0.82	286,575.00	8.234	360	640	80.00
Missouri	352,689.76	2	0.25	176,344.88	7.082	316	681	95.00
Montana	100,325.49	1	0.07	100,325.49	7.5	359	759	80.00
Nevada	3,531,404.58	9	2.53	392,378.29	7.23	351	721	74.13
New Jersey	2,339,488.79	7	1.67	334,212.68	8.16	348	666	74.23
New Mexico	90,750.00	1	0.06	90,750.00	9.5	360	672	75.00
New York	5,464,024.98	13	3.91	420,309.61	7.456	358	710	74.28
North Carolina	867,022.68	6	0.62	144,503.78	7.791	283	674	75.53
Ohio	678,101.92	7	0.49	96,871.70	7.581	280	668	86.24
Oregon	613,900.00	3	0.44	204,633.33	7.146	360	718	77.55
Pennsylvania	1,179,734.30	5	0.84	235,946.86	8.177	356	652	76.51
Rhode Island	245,000.00	1	0.18	245,000.00	7.881	360	729	70.00
South Carolina	852,589.17	4	0.61	213,147.29	8.261	359	671	83.76
Tennessee	149,174.82	2	0.11	74,587.41	8.292	342	713	85.42
Texas	1,534,948.62	13	1.10	118,072.97	8.187	349	665	80.73
Utah	419,521.10	2	0.30	209,760.55	7.704	360	692	79.85
Virginia	4,406,129.46	15	3.15	293,741.96	7.951	356	686	76.86
Washington	2,310,562.20	9	1.65	256,729.13	8.155	357	664	77.93
Wyoming	325,848.29	2	0.23	162,924.15	7.804	359	681	80.00
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

No more than approximately 1.10% of the Group 1-A-1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Range of Debt-to Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 - 5.00	21,912,385.89	105	15.69	208,689.39	7.66	347	699	75.90
10.01 - 15.00	598,800.00	3	0.43	199,600.00	7.283	360	702	60.26
15.01 - 20.00	1,661,688.82	8	1.19	207,711.10	7.275	351	715	72.21
20.01 - 25.00	4,424,173.75	17	3.17	260,245.51	7.103	342	718	74.75
25.01 - 30.00	9,791,936.83	37	7.01	264,646.94	7.479	359	691	71.52
30.01 - 35.00	19,924,923.92	67	14.26	297,386.92	7.328	359	690	72.96
35.01 - 40.00	25,732,288.10	99	18.42	259,922.10	7.305	355	692	72.31
40.01 - 45.00	25,404,897.78	83	18.19	306,083.11	7.495	352	688	73.89
45.01 - 50.00	27,432,762.92	99	19.64	277,098.62	7.712	351	684	76.99
50.01 - 55.00	2,759,744.68	10	1.98	275,974.47	7.683	358	695	73.22
55.01 or Greater	58,351.92	1	0.04	58,351.92	7	317	645	70.00
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 1-A-1 Loans was approximately 39.08% per annum.

Prepayment Penalty

Prepayment Penalty Term	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1 Year	39,759,244.38	134	28.46	296,710.78	7.342	357	694	74.27
2 Year	15,394,770.79	57	11.02	270,083.70	7.216	357	702	75.84
3 Year	37,799,560.25	134	27.06	282,086.27	7.505	355	686	73.01
5 Year	16,447,467.04	73	11.77	225,307.77	7.348	337	701	75.65
6 Months	1,289,015.53	4	0.92	322,253.88	7.55	281	679	73.02
No Prepay	29,011,896.62	127	20.77	228,440.13	7.902	354	686	73.79
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
121 - 180	3,288,231.58	19	2.35	173,064.82	7.063	166	686	71.15
241 - 360	136,413,723.03	510	97.65	267,477.89	7.501	357	692	74.23
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1-A-1 Loans was approximately 353 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
-500	99,923.90	1	0.07	99,923.90	7.375	359	N/A	80.00
561 - 580	53,003.39	1	0.04	53,003.39	10	310	574	65.12
581 - 600	1,490,136.40	3	1.07	496,712.13	7.469	356	586	52.62
601 - 620	2,644,547.12	12	1.89	220,378.93	8.156	344	614	73.85
621 - 640	16,574,053.60	59	11.86	280,916.16	7.867	354	632	73.73
641 - 660	21,428,890.27	82	15.34	261,327.93	7.778	352	651	76.43
661 - 680	25,308,533.30	93	18.12	272,134.77	7.655	353	671	75.54
681 - 700	15,732,663.80	68	11.26	231,362.70	7.367	348	690	75.44
701 - 720	15,618,549.98	58	11.18	269,285.34	7.156	356	710	69.87
721 - 740	13,274,010.69	49	9.50	270,898.18	7.154	355	730	73.29
741 - 760	10,932,018.29	42	7.83	260,286.15	7.315	354	749	76.85
761 - 780	12,273,670.37	42	8.79	292,230.25	7.279	351	769	75.04
781 - 800	2,864,695.34	13	2.05	220,361.18	7.003	349	788	66.02
801 or Greater	1,407,258.16	6	1.01	234,543.03	6.938	357	805	72.27
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

As of the Cut-off Date, the weighted average credit score of the Group 1-A-1 Loans for which credit scores are available was approximately 692.

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Refinance Cash Out	50,252,184.51	174	35.97	288,805.66	7.428	352	682	68.56
Purchase	77,453,026.25	302	55.44	256,466.97	7.557	354	697	78.14
Refinance Rate Term	11,996,743.85	53	8.59	226,353.66	7.331	348	697	71.85
Total	139,701,954.61	529	100.00	264,086.87	7.491	353	692	74.16

Loan Group 1-A-2

The Group 1-A-2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $520,051,842, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 64.97% of the Group 1-A-2 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 3.15% of the Group 1-A-2 Loans have fixed rates and are secured by second liens on the related mortgaged property.

The average principal balance of the Group 1-A-2 Loans at origination was approximately $251,739. No Group 1-A-2 Loan had a principal balance at origination of greater than approximately $1,999,950 or less than approximately $16,350. The average principal balance of the Group 1-A-2 Loans as of the Cut-off Date was approximately $250,025. No Group 1-A-2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,999,950 or less than approximately $1,770.

As of the Cut-off Date, the Group 1-A-2 Loans had mortgage rates ranging from approximately 4.875% per annum to approximately 14.875% per annum and the weighted average mortgage rate was approximately 7.450% per annum. The weighted average remaining term to stated maturity of the Group 1-A-2 Loans was approximately 347 months as of the Cut-off Date. None of the Group 1-A-2 Loans will have a first Due Date prior to March 1, 2002, or after May 1, 2006, or will have a remaining term to maturity of less than 135 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1-A-2 Loan is April 1, 2036.

Approximately 51.36% and 18.39% of the Group 1-A-2 Loans have initial interest only periods of five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. At origination, the weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, of the Group 1-A-2 Loans was approximately 76.59%. At origination, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any Group 1-A-2 Loan was greater than approximately 100.00% or less than approximately 8.45%.

Approximately 211 of the Group 1-A-2 Loans, representing approximately 4.22% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date) are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These Group 1-A-2 Loans have a weighted average remaining term to stated maturity of approximately 347 months.

None of the Group 1-A-2 Loans are buydown mortgage loans.

None of the Group 1-A-2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Approximately 80.14% of the Group 1-A-2 Loans provide for prepayment charges.

As of the Closing Date, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any Group 1-A-2 Loan will be greater than 100.00%.

Set forth below is a description of certain additional characteristics of the Group 1-A-2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1-A-2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
15Y Fixed Balloon	8,990,707.10	129	1.73	69,695.40	10.660	174	687	95.31
20Y Fixed Balloon	67,906.09	1	0.01	67,906.09	12.250	235	664	100.00
30Y Fixed Balloon	2,781,614.26	10	0.53	278,161.43	7.430	360	679	72.68
15Y Fixed Balloon - IO	5,802,495.31	59	1.12	98,347.38	11.177	176	692	95.48
30Y Fixed	76,094,719.25	387	14.63	196,627.18	7.553	339	684	72.95
30Y Fixed - IO	88,457,102.77	276	17.01	320,496.75	7.540	357	694	74.47
30Y LIB12M	692,170.33	4	0.13	173,042.58	7.721	359	666	75.41
30Y LIB12M - IO	19,865,570.75	54	3.82	367,880.94	6.964	359	696	75.02
2/28 LIB6M	18,778,166.51	112	3.61	167,662.20	7.643	349	670	79.47
2/28 LIB6M — Balloon.	1,001,600.00	3	0.19	333,866.67	7.991	360	670	80.00
2/28 LIB6M - IO	54,558,527.76	199	10.49	274,163.46	7.429	357	677	78.42
3/27 LIB6M	4,525,355.75	19	0.87	238,176.62	7.560	355	698	77.62
3/27 LIB6M — Balloon.	1,530,745.06	3	0.29	510,248.35	7.699	360	684	73.47
3/27 LIB6M - IO	24,541,476.70	77	4.72	318,720.48	7.265	358	692	78.66
5/25 LIB12M	155,268.65	1	0.03	155,268.65	5.875	319	765	95.00
5/25 LIB12M - IO	360,000.00	2	0.07	180,000.00	6.092	357	726	80.00
5/25 LIB6M	17,488,669.76	73	3.36	239,570.82	7.715	359	671	75.33
5/25 LIB6M — Balloon.	1,779,399.81	6	0.34	296,566.64	7.414	360	706	78.88
5/25 LIB6M - IO	122,632,103.39	398	23.58	308,120.86	7.227	359	699	76.68
30Y LIB6M	20,493,737.16	86	3.94	238,299.27	6.962	323	690	76.29
30Y LIB6M - IO	33,589,147.97	133	6.46	252,549.98	7.039	332	711	78.23
7/23 LIB12M	78,295.71	1	0.02	78,295.71	6.000	319	706	80.00
7/23 LIB6M	1,372,240.75	5	0.26	274,448.15	7.071	356	717	75.94
7/23 LIB6M - IO	12,900,575.00	33	2.48	390,926.52	6.915	360	700	74.15
5/25 CMT1Y	917,679.53	7	0.18	131,097.08	6.097	319	733	83.13
7/23 CMT1Y	596,566.18	2	0.11	298,283.09	6.404	319	715	75.54
Total	$520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59
____________
(1)
A mortgage loan with a loan program of “15Y Fixed Balloon”, “20Y Fixed Balloon” or “30Y Fixed Balloon” has an amortization term of 30, 30 or 40 years, respectively, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15, 20 or 30, respectively. A mortgage loan with a loan program of “30Y Fixed” is a fixed-rate loan with a term of 30 years. A mortgage loan with a loan program including the term “30Y LIB 12M” has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB 6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “2/28 LIB 6M - Balloon” amortizes over a 40 year term and has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB 6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “3/27 LIB 6M - Balloon” amortizes over a 40 year term and has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB 12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB 6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “5/25 LIB 6M - Balloon” amortizes over a 40 year term and has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB 6M” has a term of 30 years, and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “7/23 LIB 12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB 6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “5/25 CMT1Y” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program of “7/23 CMT1Y” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. Any mortgage loan with a loan program including the term “IO” has an interest only period. A mortgage loan with a loan program of “15Y Fixed”, “20Y Fixed” or “30Y Fixed” is a fixed-rate loan with a term of 15, 20 or 30 years, respectively.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 - 250,000.00	181,205,501.01	1,279	34.84	141,677.48	7.758	333	687	78.02
250,000.01 - 300,000.00	52,782,822.51	192	10.15	274,910.53	7.411	352	687	76.84
300,000.01 - 350,000.00	48,976,231.71	151	9.42	324,345.91	7.312	354	694	77.89
350,000.01 - 400,000.00	46,728,476.54	126	8.99	370,860.92	7.358	348	696	76.48
400,000.01 - 450,000.00	34,229,784.28	81	6.58	422,589.93	7.189	355	692	77.39
450,000.01 - 500,000.00	29,795,150.59	64	5.73	465,549.23	7.190	352	698	75.04
500,000.01 - 550,000.00	23,457,279.17	45	4.51	521,272.87	7.267	356	687	77.20
550,000.01 - 600,000.00	27,930,317.62	49	5.37	570,006.48	7.274	357	694	78.08
600,000.01 - 650,000.00	17,716,668.00	28	3.41	632,738.14	7.351	355	701	75.82
650,000.01 - 700,000.00	4,682,640.62	7	0.90	668,948.66	7.304	359	699	75.17
700,000.01 - 750,000.00	19,799,001.97	27	3.81	733,296.37	7.562	360	686	73.55
750,000.01 - 800,000.00	4,614,595.13	6	0.89	769,099.19	6.695	353	685	70.79
800,000.01 - 850,000.00	1,664,999.95	2	0.32	832,499.98	6.565	357	729	72.55
850,000.01 - 900,000.00	851,900.00	1	0.16	851,900.00	7.500	355	686	70.00
900,000.01 - 950,000.00	1,887,500.00	2	0.36	943,750.00	7.132	360	735	77.52
950,000.01 - 1,000,000.00	9,879,120.91	10	1.90	987,912.09	7.050	355	712	66.55
1,050,000.01 - 1,150,000.00	2,190,000.00	2	0.42	1,095,000.00	7.253	360	663	47.44
1,150,000.01 - 1,200,000.00	2,386,500.00	2	0.46	1,193,250.00	6.913	359	634	71.37
1,200,000.01 - 1,300,000.00	1,272,851.54	1	0.24	1,272,851.54	6.875	359	734	67.11
1,300,000.01 - 1,400,000.00	2,680,550.00	2	0.52	1,340,275.00	7.177	360	702	72.53
1,450,000.01 - 1,750,000.00	1,500,000.00	1	0.29	1,500,000.00	7.375	359	682	69.77
1,800,000.01 or greater	3,819,950.00	2	0.73	1,909,975.00	6.417	359	736	65.90
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of origination, the average principal balance of the Group 1-A-2 Loans was approximately $251,739.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	182,666,074.22	1,286	35.12	142,042.05	7.752	333	687	78.03
250,000.01 - 300,000.00	53,355,719.27	193	10.26	276,454.50	7.397	350	688	76.75
300,000.01 - 350,000.00	48,944,726.57	150	9.41	326,298.18	7.307	355	694	77.93
350,000.01 - 400,000.00	45,865,726.09	123	8.82	372,892.08	7.380	349	695	76.40
400,000.01 - 450,000.00	34,394,512.07	81	6.61	424,623.61	7.172	355	694	76.97
450,000.01 - 500,000.00	28,981,557.69	61	5.57	475,107.50	7.197	353	697	75.40
500,000.01 - 550,000.00	24,051,442.66	46	4.62	522,857.45	7.233	355	688	77.25
550,000.01 - 600,000.00	26,845,804.86	47	5.16	571,187.34	7.323	359	692	78.20
600,000.01 - 650,000.00	17,716,668.00	28	3.41	632,738.14	7.351	355	701	75.82
650,000.01 - 700,000.00	4,682,640.62	7	0.90	668,948.66	7.304	359	699	75.17
700,000.01 - 750,000.00	20,510,847.10	28	3.94	732,530.25	7.551	358	684	73.38
750,000.01 - 800,000.00	3,902,750.00	5	0.75	780,550.00	6.594	359	695	71.18
800,000.01 - 850,000.00	1,664,999.95	2	0.32	832,499.98	6.565	357	729	72.55
850,000.01 - 900,000.00	851,900.00	1	0.16	851,900.00	7.500	355	686	70.00
900,000.01 - 950,000.00	2,837,120.91	3	0.55	945,706.97	7.046	346	706	77.32
950,000.01 - 1,000,000.00	8,929,500.00	9	1.72	992,166.67	7.069	359	718	65.45
1,050,000.01 - 1,150,000.00	2,190,000.00	2	0.42	1,095,000.00	7.253	360	663	47.44
1,150,000.01 - 1,200,000.00	2,386,500.00	2	0.46	1,193,250.00	6.913	359	634	71.37
1,200,000.01 - 1,300,000.00	1,272,851.54	1	0.24	1,272,851.54	6.875	359	734	67.11
1,300,000.01 - 1,400,000.00	2,680,550.00	2	0.52	1,340,275.00	7.177	360	702	72.53
1,450,000.01 - 1,750,000.00	1,500,000.00	1	0.29	1,500,000.00	7.375	359	682	69.77
1,800,000.01 or greater	3,819,950.00	2	0.73	1,909,975.00	6.417	359	736	65.90
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the average current principal balance of the Group 1-A-2 Loans was approximately $250,025.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	999,264.90	3	0.19	333,088.30	4.875	320	765	63.80
5.000 - 5.499	2,704,011.87	8	0.52	338,001.48	5.297	333	736	73.94
5.500 - 5.999	8,712,500.26	34	1.68	256,250.01	5.770	348	718	71.45
6.000 - 6.499	39,685,049.21	131	7.63	302,939.31	6.255	349	714	71.80
6.500 - 6.999	121,132,476.87	402	23.29	301,324.57	6.749	349	700	73.73
7.000 - 7.499	117,388,847.43	426	22.57	275,560.67	7.197	352	696	76.48
7.500 - 7.999	123,286,886.77	479	23.71	257,383.90	7.686	356	683	76.99
8.000 - 8.499	52,951,576.56	213	10.18	248,598.95	8.169	353	678	78.48
8.500 - 8.999	23,751,285.97	113	4.57	210,188.37	8.674	344	664	80.17
9.000 - 9.499	8,179,313.93	54	1.57	151,468.78	9.161	313	666	84.71
9.500 - 9.999	6,831,830.87	44	1.31	155,268.88	9.694	300	658	84.07
10.000 - 10.499	1,396,760.72	22	0.27	63,489.12	10.174	229	695	91.66
10.500 - 10.999	3,420,204.63	43	0.66	79,539.64	10.656	244	692	92.47
11.000 - 11.499	1,887,002.18	16	0.36	117,937.64	11.248	209	684	96.91
11.500 - 11.999	2,663,925.09	23	0.51	115,822.83	11.701	244	648	93.61
12.000 - 12.499	2,585,217.56	29	0.50	89,145.43	12.171	190	692	97.38
12.500 - 12.999	1,228,201.86	17	0.24	72,247.17	12.658	200	683	96.26
13.000 - 13.499	674,932.61	11	0.13	61,357.51	13.250	204	665	96.38
13.500 - 13.999	480,006.16	10	0.09	48,000.62	13.718	175	642	97.26
14.000 - 14.499	26,575.91	1	0.01	26,575.91	14.125	175	650	95.00
14.500 - 14.999	65,970.19	1	0.01	65,970.19	14.875	177	655	95.00
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average mortgage rate of the Group 1-A-2 Loans was approximately 7.450% per annum.

Next Adjustment Date

Next Adjustment Date	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
April 2006	11,597,295.50	51	2.23	227,397.95	6.559	320	703	73.65
May 2006	18,077,293.33	82	3.48	220,454.80	6.915	321	698	78.30
June 2006	11,417,538.18	52	2.20	219,568.04	7.046	320	700	79.98
July 2006	2,665,354.85	12	0.51	222,112.90	7.842	333	709	83.44
August 2006	4,987,758.20	19	0.96	262,513.59	7.639	343	704	79.36
September 2006	9,958,609.04	36	1.91	276,628.03	7.651	344	696	78.28
October 2006	1,741,443.00	6	0.33	290,240.50	6.295	358	736	78.09
December 2006	768,950.00	3	0.15	256,316.67	7.001	357	683	74.87
January 2007	3,583,689.83	7	0.69	511,955.69	6.448	358	725	69.90
February 2007	8,895,663.50	23	1.71	386,767.98	7.042	359	688	76.44
March 2007	4,937,137.00	17	0.95	290,419.82	7.509	360	688	75.38
April 2007	1,484,641.00	5	0.29	296,928.20	7.176	360	665	76.87
August 2007	1,010,816.75	5	0.19	202,163.35	6.085	353	684	71.03
September 2007	8,980,372.53	43	1.73	208,845.87	6.950	353	615	82.77
October 2007	10,492,635.06	52	2.02	201,781.44	6.701	352	687	78.65
November 2007	4,895,011.15	19	0.94	257,632.17	6.029	339	729	73.01
December 2007	5,124,779.26	21	0.99	244,037.11	7.491	357	657	77.09
January 2008	8,372,483.43	32	1.61	261,640.11	7.705	358	674	78.41
February 2008	14,658,348.50	59	2.82	248,446.58	7.701	359	689	77.96
March 2008	14,538,546.89	53	2.80	274,312.21	7.908	360	687	76.72
April 2008	5,155,841.00	17	0.99	303,284.76	7.818	360	699	78.86
May 2008	125,915.66	1	0.02	125,915.66	6.250	350	715	66.67
August 2008	332,800.00	1	0.06	332,800.00	6.290	353	701	80.00
September 2008	736,607.76	4	0.14	184,151.94	7.706	354	697	82.22
October 2008	284,000.00	1	0.05	284,000.00	6.750	355	652	80.00
November 2008	74,050.00	1	0.01	74,050.00	7.250	356	748	74.80
December 2008	1,552,000.00	3	0.30	517,333.33	6.974	357	642	75.20
January 2009	2,999,201.30	10	0.58	299,920.13	7.122	358	689	79.29
February 2009	11,922,823.78	34	2.29	350,671.29	7.383	359	704	79.38
March 2009	9,667,139.97	29	1.86	333,349.65	7.360	360	691	77.17
April 2009	2,122,400.00	9	0.41	235,822.22	7.352	360	682	77.00
October 2009	801,721.38	4	0.15	200,430.35	6.281	319	717	79.06
May 2010	214,290.36	1	0.04	214,290.36	6.375	350	764	80.00
June 2010	396,500.00	1	0.08	396,500.00	6.250	351	761	65.00
August 2010	333,764.25	2	0.06	166,882.13	6.373	353	732	80.00
September 2010	179,000.00	1	0.03	179,000.00	7.500	354	661	76.18
October 2010	340,000.00	1	0.07	340,000.00	7.750	355	663	80.00
November 2010	375,990.00	1	0.07	375,990.00	6.375	356	702	80.00
December 2010	264,000.00	1	0.05	264,000.00	8.000	357	624	77.20
January 2011	3,129,039.91	12	0.60	260,753.33	7.195	358	689	78.88
February 2011	36,593,871.27	118	7.04	310,117.55	7.104	359	697	76.82
March 2011	59,412,483.87	196	11.42	303,124.92	7.422	360	692	76.36
April 2011	38,509,533.00	136	7.40	283,158.33	7.404	360	696	77.00
January 2013	284,800.00	1	0.05	284,800.00	8.000	358	776	80.00
February 2013	4,212,600.00	14	0.81	300,900.00	7.141	359	699	80.29
March 2013	6,596,906.26	15	1.27	439,793.75	6.920	360	699	70.89
April 2013	3,051,650.00	7	0.59	435,950.00	6.603	360	704	72.10
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1-A-2 Loans was approximately 37 months.

Gross Margin

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
1.250 - 1.499	921,797.24	2	0.18	460,898.62	5.375	319	750	70.00
1.750 - 1.999	896,496.97	4	0.17	224,124.24	5.977	320	717	59.20
2.000 - 2.249	1,583,396.22	6	0.30	263,899.37	6.996	333	699	73.75
2.250 - 2.499	12,995,051.55	54	2.50	240,649.10	6.466	327	733	71.40
2.500 - 2.749	13,849,424.07	61	2.66	227,039.74	6.814	321	708	77.71
2.750 - 2.999	17,888,255.08	74	3.44	241,733.18	7.070	329	686	80.09
3.000 - 3.249	20,427,327.40	76	3.93	268,780.62	7.170	348	704	75.01
3.250 - 3.499	70,246,596.60	239	13.51	293,918.81	7.419	358	691	77.54
3.500 - 3.749	110,353,908.86	370	21.22	298,253.81	7.300	359	696	76.44
3.750 - 3.999	33,721,376.14	106	6.48	318,126.19	7.309	358	694	77.18
4.000 - 4.249	18,540,836.42	51	3.57	363,545.81	7.013	358	696	76.48
4.250 - 4.499	1,416,521.70	10	0.27	141,652.17	8.379	347	663	84.29
4.500 - 4.749	3,148,104.41	13	0.61	242,161.88	7.664	357	692	82.40
4.750 - 4.999	3,336,486.17	15	0.64	222,432.41	6.984	355	685	78.60
5.000 - 5.249	3,856,371.18	17	0.74	226,845.36	7.393	349	657	78.10
5.250 - 5.499	3,540,223.84	19	0.68	186,327.57	6.950	355	653	81.54
5.500 - 5.749	3,136,188.17	18	0.60	174,232.68	7.622	355	680	81.33
5.750 - 5.999	8,307,461.72	36	1.60	230,762.83	6.869	355	628	80.98
6.000 - 6.249	2,002,922.15	14	0.39	143,065.87	7.150	353	639	82.45
6.250 - 6.499	1,422,045.89	9	0.27	158,005.10	7.528	357	637	79.66
6.500 - 6.749	1,967,619.40	7	0.38	281,088.49	8.053	355	626	87.35
6.750 - 6.999	1,295,453.78	7	0.25	185,064.83	7.880	357	680	80.47
7.250 - 7.499	782,365.63	3	0.15	260,788.54	8.358	359	674	78.41
7.500 - 7.749	192,000.00	1	0.04	192,000.00	7.590	355	658	80.00
7.750 - 7.999	400,000.00	1	0.08	400,000.00	11.500	360	546	74.49
8.750 - 8.999	940,190.00	2	0.18	470,095.00	9.800	359	660	86.00
10.250 - 10.499	184,848.88	1	0.04	184,848.88	11.375	358	625	95.00
10.500 - 10.749	346,527.30	1	0.07	346,527.30	11.500	358	662	95.00
10.750 - 10.999	157,500.00	1	0.03	157,500.00	11.750	359	649	90.00
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average Gross Margin of the Group 1-A-2 Loans was approximately 3.591% per annum.

Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
8.500 - 8.999	1,337,402.60	5	0.26	267,480.52	6.330	319	739	54.98
9.000 - 9.499	2,188,467.31	6	0.42	364,744.55	5.970	319	756	65.35
9.500 - 9.999	1,810,364.56	8	0.35	226,295.57	6.419	319	735	64.69
10.000 - 10.499	3,880,623.97	20	0.75	194,031.20	6.419	320	730	69.21
10.500 - 10.999	5,595,343.86	23	1.08	243,275.82	6.452	321	726	73.92
11.000 - 11.499	7,592,231.70	30	1.46	253,074.39	6.482	326	719	76.93
11.500 - 11.999	16,816,223.25	59	3.23	285,020.73	6.432	342	703	76.78
12.000 - 12.499	33,006,472.01	112	6.35	294,700.64	6.461	352	703	75.10
12.500 - 12.999	76,593,006.62	264	14.73	290,125.03	6.799	354	693	76.70
13.000 - 13.499	60,599,864.34	216	11.65	280,554.93	7.204	357	697	77.54
13.500 - 13.999	78,481,770.05	286	15.09	274,411.78	7.685	358	685	78.27
14.000 - 14.499	29,405,367.72	102	5.65	288,287.92	8.115	357	674	78.71
14.500 - 14.999	13,378,518.65	49	2.57	273,030.99	8.637	358	662	78.66
15.000 - 15.499	2,523,757.11	14	0.49	180,268.37	9.048	357	667	83.64
15.500 - 15.999	2,292,416.86	11	0.44	208,401.53	9.514	344	673	86.73
16.000 - 16.499	139,500.00	1	0.03	139,500.00	10.250	360	762	90.00
16.500 - 16.999	691,610.97	4	0.13	172,902.74	10.480	354	675	87.39
17.000 - 17.499	386,576.75	3	0.07	128,858.92	10.812	336	649	94.33
17.500 - 17.999	583,023.44	3	0.11	194,341.15	11.629	353	656	93.65
18.000 - 18.499	554,755.00	2	0.11	277,377.50	11.639	359	574	80.21
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1-A-2 Loans was approximately 13.067% per annum.

Initial Fixed-Rate Period

Initial Fixed Period	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
6	54,082,885.13	219	10.40	246,953.81	7.010	328	703	77.50
12	20,557,741.08	58	3.95	354,443.81	6.989	359	695	75.03
24	74,338,294.27	314	14.29	236,746.16	7.490	355	675	78.71
36	30,597,577.51	99	5.88	309,066.44	7.330	358	692	78.25
60	143,333,121.14	487	27.56	294,318.52	7.277	359	696	76.61
84	14,947,677.64	41	2.87	364,577.50	6.904	357	702	74.40
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Unassociated Document
Initial Rate Cap

Initial Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
1.000	53,640,965.90	217	10.31	247,193.39	7.009	328	704	77.48
1.500	104,761.40	1	0.02	104,761.40	9.875	320	618	80.00
2.000	25,614,486.09	71	4.93	360,767.41	7.026	359	695	76.06
3.000	246,203,744.64	884	47.34	278,511.02	7.342	358	689	77.25
5.000	9,544,230.47	34	1.84	280,712.66	6.838	352	702	77.02
6.000	2,749,108.27	11	0.53	249,918.93	7.379	357	681	74.48
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Subsequent Rate Cap

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A (Fixed Rate Loans)	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
1.000	307,701,358.94	1,120	59.17	274,733.36	7.269	353	692	77.29
1.500	1,202,904.85	6	0.23	200,484.14	8.925	349	602	76.65
2.000	28,953,032.98	92	5.57	314,706.88	7.009	356	695	75.91
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Original Loan-to-Value Ratios*

Range of Loan-to-Value Ratios (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 — 10.00	80,141.94	1	0.02	80,141.94	8.000	358	633	8.45
10.01 - 15.00	108,000.00	1	0.02	108,000.00	6.625	180	683	13.76
15.01 - 20.00	111,000.00	1	0.02	111,000.00	7.000	360	643	19.31
20.01 - 25.00	370,420.11	3	0.07	123,473.37	6.915	272	699	23.44
25.01 - 30.00	795,988.43	7	0.15	113,712.63	7.388	339	672	28.19
30.01 - 35.00	1,519,850.39	9	0.29	168,872.27	7.226	353	670	31.84
35.01 - 40.00	5,617,906.90	16	1.08	351,119.18	6.987	347	715	37.68
40.01 - 45.00	1,645,299.19	10	0.32	164,529.92	6.588	340	698	42.59
45.01 - 50.00	5,200,204.16	21	1.00	247,628.77	7.012	344	701	48.03
50.01 - 55.00	6,102,383.11	25	1.17	244,095.32	6.995	340	691	52.92
55.01 - 60.00	8,091,754.58	33	1.56	245,204.68	6.653	345	706	57.97
60.01 - 65.00	19,242,076.30	57	3.70	337,580.29	6.865	350	705	63.30
65.01 - 70.00	81,615,646.76	265	15.69	307,983.57	7.098	352	696	69.23
70.01 - 75.00	52,578,834.20	189	10.11	278,194.89	7.355	354	688	74.45
75.01 - 80.00	278,948,139.83	1,006	53.64	277,284.43	7.411	354	689	79.83
80.01 - 85.00	5,034,042.13	24	0.97	209,751.76	7.192	340	693	84.15
85.01 - 90.00	24,299,493.07	157	4.67	154,773.84	8.032	315	692	89.79
90.01 - 95.00	19,767,135.20	162	3.80	122,019.35	8.866	306	694	94.89
95.01 +	8,923,525.25	93	1.72	95,951.88	10.918	183	680	99.78
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

The minimum and maximum loan-to-value ratios of the Group 1-A-2 Loans at origination were approximately 8.45% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1-A-2 Loans at origination was approximately 76.59%.

*Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Investment	125,367,940.62	604	24.11	207,562.82	7.599	348	710	74.28
Owner Occupied	368,876,718.42	1,360	70.93	271,232.88	7.389	346	685	77.30
Second Home	25,807,182.51	116	4.96	222,475.71	7.594	348	693	77.70
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Series Program (Alternative Documentation)	263,699.58	4	0.05	65,924.90	8.173	261	633	87.65
Progressive Express Program (No Documentation Program)	20,259,644.37	100	3.90	202,596.44	7.984	341	695	76.48
Progressive Express Program No Documentation Program (Verified Assets)	2,850,309.12	15	0.55	190,020.61	7.916	355	696	78.55
Progressive Express Program (Non-Verified Assets)	29,281,705.00	158	5.63	185,327.25	7.867	331	672	80.07
Progressive Express Program (Verified Assets)	49,381,453.42	192	9.50	257,195.07	7.413	340	698	79.96
Progressive Series Program (Full/Income Stated Assets)	747,884.64	5	0.14	149,576.93	7.548	358	730	64.34
Progressive Series Program (Full Documentation)	38,709,616.04	190	7.44	203,734.82	6.944	342	680	76.00
Progressive Series Program (No Income/No Assets)	6,294,820.60	40	1.21	157,370.51	6.629	345	699	77.19
Progressive Series Program (Stated Income/Stated Assets)	15,896,747.78	54	3.06	294,384.22	7.485	356	686	75.51
Progressive Series Program (Stated Documentation)	356,365,961.00	1,322	68.53	269,565.78	7.453	349	693	75.95
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
ALT B/A1	199,612.90	1	0.04	199,612.90	11.750	177	649	100.00
A1	174,748,140.32	697	33.60	250,714.69	7.616	347	655	76.98
A+[1]	247,823,214.34	913	47.65	271,438.35	7.225	349	724	75.53
A-[1]	19,219,068.57	82	3.70	234,378.89	7.606	355	604	74.60
B1	88,980.99	1	0.02	88,980.99	9.000	360	562	62.24
CX1	116,904.93	1	0.02	116,904.93	6.750	136	735	63.30
Progressive Express I [2]	45,792,459.84	207	8.81	221,219.61	7.551	342	723	80.22
Progressive Express II [2]	27,216,806.67	152	5.23	179,057.94	7.844	325	653	80.32
Progressive Express III[2]	2,617,298.36	15	0.50	174,486.56	8.234	341	618	66.10
Progressive Express IV [2]	583,562.40	5	0.11	116,712.48	9.276	305	591	67.79
Progressive Express V [2]	763,800.43	3	0.15	254,600.14	9.059	359	581	75.58
Progressive Express VI [2]	881,991.80	3	0.17	293,997.27	10.755	359	550	73.38
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59
_________________
(1)
All of these Group 1-A-2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of ALT B/A, A, A+, A-, B and CX correspond to Progressive Series I+, I and II, III and III+ and IV respectively.

(2)
These Group 1-A-2 Loans were originated under the Sponsor’s Progressive Express™ Program. The underwriting for these Group 1-A-2 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 1-A-2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2 Family	29,276,453.58	103	5.63	284,237.41	7.469	348	706	73.90
2-4 Family Unit	295,163.27	5	0.06	59,032.65	10.093	219	708	97.35
3 Family	12,730,574.40	38	2.45	335,015.12	7.896	341	704	75.71
4 Family	11,156,902.75	33	2.15	338,087.96	7.929	343	695	75.32
Condominium	52,381,729.96	249	10.07	210,368.39	7.466	347	702	77.45
Condominium Non-Warrantable	131,817.72	1	0.03	131,817.72	7.875	358	673	80.00
Condotel	3,197,968.23	11	0.61	290,724.38	7.389	351	680	75.75
Deminimis Planned Unit Development	83,018,875.09	275	15.96	301,886.82	7.309	351	694	77.95
Hi-Rise	14,544,165.42	48	2.80	303,003.45	7.649	346	703	76.49
Planned Unit Development	26,337,059.31	115	5.06	229,017.91	7.583	344	676	78.69
Single Family Residence	284,483,810.98	1,188	54.70	239,464.49	7.422	346	687	76.19
Townhouse	2,497,320.84	14	0.48	178,380.06	7.385	346	677	77.86
Total	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	980,000.00	1	0.19	980,000.00	7.125	359	729	70.00
Arizona	20,058,155.50	104	3.86	192,866.88	7.613	353	692	78.84
Arkansas	201,375.15	1	0.04	201,375.15	7.500	317	644	76.70
California	232,496,168.71	693	44.71	335,492.31	7.221	348	694	75.24
Colorado	7,736,811.17	46	1.49	168,191.55	7.456	331	694	81.18
Connecticut	2,572,573.24	16	0.49	160,785.83	8.191	347	698	75.38
Delaware	851,236.09	5	0.16	170,247.22	8.692	316	664	83.97
District of Columbia	1,175,399.74	6	0.23	195,899.96	8.200	323	664	84.13
Florida	92,034,231.65	461	17.70	199,640.42	7.729	346	691	77.53
Georgia	8,411,621.52	51	1.62	164,933.76	7.223	330	686	81.35
Hawaii	6,700,733.94	14	1.29	478,623.85	6.898	347	697	69.79
Idaho	277,776.58	2	0.05	138,888.29	7.258	343	725	86.36
Illinois	12,766,521.59	61	2.45	209,287.24	7.900	352	684	76.90
Indiana	1,078,470.86	10	0.21	107,847.09	7.436	342	673	81.67
Iowa	106,400.00	1	0.02	106,400.00	7.500	358	693	80.00
Kansas	264,771.85	3	0.05	88,257.28	7.102	321	679	84.61
Kentucky	97,500.00	1	0.02	97,500.00	7.730	354	587	79.60
Louisiana	286,978.82	2	0.06	143,489.41	7.175	356	641	79.95
Maryland	14,432,381.15	54	2.78	267,266.32	7.534	351	682	76.38
Massachusetts	4,441,063.86	22	0.85	201,866.54	7.665	336	691	79.30
Michigan	3,952,810.25	30	0.76	131,760.34	8.370	322	678	83.31
Minnesota	3,837,881.28	17	0.74	225,757.72	7.545	355	694	75.41
Mississippi	286,633.42	3	0.06	95,544.47	8.353	340	716	86.98
Missouri	987,337.16	7	0.19	141,048.17	7.513	354	667	80.61
Nebraska	164,303.95	1	0.03	164,303.95	6.810	319	690	90.00
Nevada	8,238,160.01	39	1.58	211,234.87	7.462	348	715	77.61
New Hampshire	147,403.24	1	0.03	147,403.24	6.720	355	701	80.00
New Jersey	7,509,375.43	37	1.44	202,956.09	7.859	333	677	74.78
New Mexico	608,548.20	3	0.12	202,849.40	7.600	359	660	77.54
New York	24,631,310.01	60	4.74	410,521.83	7.730	353	694	73.29
North Carolina	3,597,863.42	26	0.69	138,379.36	7.595	338	680	83.70
Ohio	2,596,725.68	23	0.50	112,901.12	7.298	325	673	80.24
Oklahoma	185,297.34	2	0.04	92,648.67	9.626	315	647	84.97
Oregon	2,518,866.01	15	0.48	167,924.40	7.614	347	679	74.08
Pennsylvania	3,535,296.09	20	0.68	176,764.80	7.825	337	680	81.53
Rhode Island	490,793.57	5	0.09	98,158.71	7.921	301	633	66.54
South Carolina	3,643,922.64	18	0.70	202,440.15	7.001	338	713	74.56
Tennessee	1,830,330.16	14	0.35	130,737.87	7.559	349	689	80.99
Texas	6,870,683.12	50	1.32	137,413.66	7.902	328	666	81.93
Utah	2,925,538.09	21	0.56	139,311.34	7.377	342	705	80.30
Virginia	27,012,246.09	95	5.19	284,339.43	7.503	351	687	79.16
Washington	6,371,500.42	34	1.23	187,397.07	7.278	346	696	79.44
West Virginia	75,995.48	1	0.01	75,995.48	9.750	317	637	95.00
Wisconsin	940,937.37	3	0.18	313,645.79	7.067	318	637	71.30
Wyoming	121,911.70	1	0.02	121,911.70	7.625	359	700	80.00
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

No more than approximately 0.81% of the Group 1-A-2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Range of Debt-to-Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 — 5.00	104,602,046.71	466	20.11	224,467.91	7.581	338	694	78.11
5.01 - 10.00	1,706,612.11	7	0.33	243,801.73	7.039	336	694	73.09
10.01 - 15.00	3,628,965.77	12	0.70	302,413.81	6.989	348	705	69.58
15.01 - 20.00	5,361,290.65	29	1.03	184,872.09	7.224	336	714	62.11
20.01 - 25.00	11,187,214.91	55	2.15	203,403.91	7.324	349	702	72.05
25.01 - 30.00	30,105,786.93	119	5.79	252,989.81	7.312	350	695	72.78
30.01 - 35.00	70,618,395.85	261	13.58	270,568.57	7.250	350	698	73.46
35.01 - 40.00	75,989,293.17	301	14.61	252,456.12	7.412	346	693	77.07
40.01 - 45.00	104,903,151.78	400	20.17	262,257.88	7.446	350	684	77.24
45.01 - 50.00	107,614,666.15	411	20.69	261,836.17	7.569	348	685	78.77
50.01 - 55.00	2,659,469.56	13	0.51	204,574.58	7.512	327	688	74.66
55.01 or Greater	1,674,947.96	6	0.32	279,157.99	7.238	343	689	78.20
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the non-zero, weighted average debt-to-income ratio of the Group 1-A-2 Loans was approximately 39.28% per annum.

Prepayment Penalty

Prepayment Penalty Term	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1 Year	4,833,993.78	17	0.93	284,352.58	7.678	353	695	74.52
2 Year	173,328,202.18	590	33.33	293,776.61	7.289	351	696	75.95
3 Year	86,802,968.91	379	16.69	229,031.58	7.411	349	677	78.46
5 Year	100,342,241.00	377	19.29	266,159.79	7.293	351	690	75.23
6 Months	51,440,159.96	233	9.89	220,773.22	7.311	332	694	75.31
No Prepay	103,304,275.72	484	19.86	213,438.59	7.962	338	695	78.15
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
121 - 180	19,409,836.90	227	3.73	85,505.89	10.180	172	694	90.10
181 - 240	521,441.19	4	0.10	130,360.30	7.945	238	670	76.30
241 - 360	500,120,563.46	1,849	96.17	270,481.65	7.343	353	691	76.07
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1-A-2 Loans was approximately 347 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A	510,727.13	9	0.10	56,747.46	9.806	196	0	94.81
541 - 560	881,991.80	3	0.17	293,997.27	10.755	359	550	73.38
561 - 580	880,813.93	5	0.17	176,162.79	8.630	359	575	72.09
581 - 600	7,503,745.62	39	1.44	192,403.73	7.324	351	591	78.55
601 - 620	15,550,689.29	64	2.99	242,979.52	7.942	352	612	71.39
621 - 640	52,444,677.28	221	10.08	237,306.23	7.783	346	631	76.80
641 - 660	77,471,075.90	312	14.90	248,304.73	7.657	346	650	76.25
661 - 680	72,325,482.21	309	13.91	234,063.05	7.706	344	671	78.75
681 - 700	81,987,236.81	316	15.77	259,453.28	7.376	349	690	77.97
701 - 720	60,939,894.37	246	11.72	247,723.15	7.293	350	710	77.52
721 - 740	58,299,674.78	214	11.21	272,428.39	7.216	346	730	75.85
741 - 760	43,039,004.22	161	8.28	267,323.01	7.079	347	750	75.50
761 - 780	29,457,181.17	105	5.66	280,544.58	7.079	342	770	73.63
781 - 800	15,250,923.27	59	2.93	258,490.22	6.997	342	788	73.85
801 or Greater	3,508,723.77	17	0.67	206,395.52	7.161	346	808	68.55
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average credit score of the Group 1-A-2 Loans for which credit scores are available was approximately 691.

Range of Months to Roll

Number of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
N/A	182,194,544.78	862	35.03	211,362.58	7.816	335	689	75.52
1 - 12	78,630,732.43	308	15.12	255,294.59	7.070	335	700	77.28
13 - 18	11,475,830.28	53	2.21	216,525.10	6.903	354	627	80.97
19 - 24	58,081,804.29	236	11.17	246,109.34	7.414	356	687	77.35
25 - 31	6,635,164.42	24	1.28	276,465.18	7.653	359	697	79.11
32 - 49	29,139,336.43	90	5.60	323,770.40	7.294	358	694	78.22
50 - 55	1,463,554.61	6	0.28	243,925.77	6.798	353	720	75.47
56 - 79	138,284,918.05	464	26.59	298,027.84	7.326	360	694	76.73
80 +	14,145,956.26	37	2.72	382,323.14	6.939	360	702	74.13
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

As of the Cut-off Date, the weighted average months to roll of the Group 1-A-2 Loans was approximately 37 months.

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Refinance Cash Out	156,598,594.34	582	30.11	269,069.75	7.354	349	680	71.42
Purchase	326,658,388.01	1,350	62.81	241,969.18	7.532	346	696	79.54
Refinance Rate Term	36,794,859.20	148	7.08	248,613.91	7.125	342	698	72.38
Total:	520,051,841.55	2,080	100.00	250,024.92	7.450	347	691	76.59

Loan Group 2

The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $260,521,096, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 2 Loans at origination was approximately $948,814. No Group 2 Loan had a principal balance at origination of greater than approximately $7,200,000 or less than approximately $90,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $947,349. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than $7,178,929 or less than approximately $89,856.

As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 5.875% per annum to approximately 8.750% per annum and the weighted average mortgage rate was approximately 6.528% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 358 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to November 1, 2005, or after May 1, 2006, or will have a remaining term to maturity of less than 299 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is April 1, 2036.

Approximately 6.68% and 9.32% of the Group 2 Loans have initial interest only periods of three and five years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. At origination, the weighted average of the loan-to-value ratios of the Group 2 Loans was approximately 67.51%. At origination, no loan-to-value ratio of any Group 2 Loan was greater than approximately 80.00% or less than approximately 16.25%.

None of the Group 2 Loans are buydown mortgage loans.

None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

All of the Group 2 Loans provide for prepayment charges.

The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 0.97x but not more than 4.59x, with a weighted average debt service coverage ratio of approximately 1.22x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 60.00% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 96.41%.

All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360 day year consisting of twelve 30 day months.

None of the Group 2 Loans are cross collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

See “The Mortgage Pool — Multifamily Loans” in this free writing prospectus for additional information about the multifamily loans. See “Pooling and Servicing Agreement — Servicing of Multifamily Loans” in this free writing prospectus for a discussion of the servicing of multifamily loans.

Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
10/20 LIB6M	128,303,618.27	109	49.25	1,177,097.42	6.245	358	747	66.56
3/27 LIB6M	35,185,872.27	63	13.51	558,505.91	7.061	358	730	69.49
3/27 LIB6M - IO	7,535,500.00	6	2.89	1,255,916.67	6.344	358	725	72.16
5/25 LIB6M	39,756,327.72	53	15.26	750,119.39	6.909	358	728	70.43
5/25 LIB6M - IO	24,290,423.64	19	9.32	1,278,443.35	6.581	358	732	66.31
7/23 LIB6M	10,505,488.03	16	4.03	656,593.00	7.031	358	721	69.03
10/20 MTA12M	1,587,015.84	2	0.61	793,507.92	6.59	359	701	40.37
3/27 MTA12M	10,774,570.13	5	4.14	2,154,914.03	6.373	358	729	64.06
5/25 MTA12M	1,929,197.80	1	0.74	1,929,197.80	6	357	734	67.19
7/23 MTA12M	653,082.35	1	0.25	653,082.35	6.125	357	776	57.71
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
____________
(1)
A mortgage loan with a loan program of “10/20 LIB 6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB 6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB 6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/23 LIB 6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program of “10/20 MTA12M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of CMT. A mortgage loan with a loan program of “3/27 MTA12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of CMT. A mortgage loan with a loan program of “5/25 MTA12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of CMT. A mortgage loan with a loan program of “7/23 MTA12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of CMT. Any mortgage loan with a loan program including the term “IO” has an interest only period.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	3,606,211.91	20	1.38	180,310.60	7.671	358	747	66.87
250,000.01 - 300,000.00	3,338,131.84	12	1.28	278,177.65	7.628	358	759	65.06
300,000.01 - 350,000.00	6,491,966.16	20	2.49	324,598.31	7.493	358	734	69.64
350,000.01 - 400,000.00	6,039,531.63	16	2.32	377,470.73	7.289	358	742	67.18
400,000.01 - 450,000.00	7,239,902.81	17	2.78	425,876.64	7.371	358	740	70.75
450,000.01 - 500,000.00	10,271,702.12	21	3.94	489,128.67	6.865	358	715	57.46
500,000.01 - 550,000.00	8,448,353.45	16	3.24	528,022.09	6.664	358	726	60.38
550,000.01 - 600,000.00	6,844,210.43	12	2.63	570,350.87	6.649	358	715	65.78
600,000.01 - 650,000.00	6,287,816.70	10	2.41	628,781.67	6.724	358	730	66.01
650,000.01 - 700,000.00	7,562,763.55	11	2.90	687,523.96	6.331	353	746	64.05
700,000.01 - 750,000.00	7,964,868.99	11	3.06	724,079.00	6.845	358	744	66.25
750,000.01 - 800,000.00	4,691,138.43	6	1.80	781,856.41	6.77	359	754	70.40
800,000.01 - 850,000.00	2,465,718.53	3	0.95	821,906.18	6.622	358	762	74.78
850,000.01 - 900,000.00	13,153,294.17	15	5.05	876,886.28	6.587	358	725	67.87
900,000.01 - 950,000.00	5,521,167.63	6	2.12	920,194.61	6.474	358	697	67.27
950,000.01 - 1,000,000.00	7,896,656.63	8	3.03	987,082.08	6.719	358	724	59.63
1,000,000.01 - 1,050,000.00	5,093,217.04	5	1.96	1,018,643.41	6.343	359	758	71.00
1,050,000.01 - 1,150,000.00	7,822,184.08	7	3.00	1,117,454.87	6.375	358	751	71.15
1,150,000.01 - 1,200,000.00	1,196,810.36	1	0.46	1,196,810.36	6.625	357	751	80.00
1,200,000.01 - 1,300,000.00	8,742,676.12	7	3.36	1,248,953.73	6.449	358	712	61.64
1,300,000.01 - 1,400,000.00	6,651,934.49	5	2.55	1,330,386.90	6.667	358	725	65.93
1,400,000.01 - 1,450,000.00	5,666,267.05	4	2.17	1,416,566.76	5.994	358	733	66.69
1,450,000.01 - 1,750,000.00	11,067,262.37	7	4.25	1,581,037.48	6.287	358	729	70.76
1,750,000.01 - 1,800,000.00	5,357,191.43	3	2.06	1,785,730.48	5.942	358	743	68.97
1,800,000.01 +	101,100,118.13	32	38.81	3,159,378.69	6.277	358	746	69.33
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
As of origination, the average principal balance of the Group 2 Loans was approximately $948,814.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 250,000.00	3,606,211.91	20	1.38	180,310.60	7.671	358	747	66.87
250,000.01 - 300,000.00	3,338,131.84	12	1.28	278,177.65	7.628	358	759	65.06
300,000.01 - 350,000.00	6,491,966.16	20	2.49	324,598.31	7.493	358	734	69.64
350,000.01- 400,000.00	6,039,531.63	16	2.32	377,470.73	7.289	358	742	67.18
400,000.01 - 450,000.00	7,239,902.81	17	2.78	425,876.64	7.371	358	740	70.75
450,000.01 - 500,000.00	10,271,702.12	21	3.94	489,128.67	6.865	358	715	57.46
500,000.01 - 550,000.00	8,997,761.24	17	3.45	529,280.07	6.685	358	729	61.58
550,000.01 - 600,000.00	6,294,802.64	11	2.42	572,254.79	6.618	358	709	64.54
600,000.01 - 650,000.00	6,287,816.70	10	2.41	628,781.67	6.724	358	730	66.01
650,000.01 - 700,000.00	7,562,763.55	11	2.90	687,523.96	6.331	353	746	64.05
700,000.01 - 750,000.00	7,964,868.99	11	3.06	724,079.00	6.845	358	744	66.25
750,000.01 - 800,000.00	4,691,138.43	6	1.80	781,856.41	6.77	359	754	70.40
800,000.01 - 850,000.00	2,465,718.53	3	0.95	821,906.18	6.622	358	762	74.78
850,000.01 - 900,000.00	13,153,294.17	15	5.05	876,886.28	6.587	358	725	67.87
900,000.01 - 950,000.00	5,521,167.63	6	2.12	920,194.61	6.474	358	697	67.27
950,000.01 - 1,000,000.00	7,896,656.63	8	3.03	987,082.08	6.719	358	724	59.63
1,000,000.01- 1,050,000.00	5,093,217.04	5	1.96	1,018,643.41	6.343	359	758	71.00
1,050,000.01- 1,150,000.00	7,822,184.08	7	3.00	1,117,454.87	6.375	358	751	71.15
1,150,000.01- 1,200,000.00	1,196,810.36	1	0.46	1,196,810.36	6.625	357	751	80.00
1,200,000.01- 1,300,000.00	8,742,676.12	7	3.36	1,248,953.73	6.449	358	712	61.64
1,300,000.01- 1,400,000.00	8,048,593.58	6	3.09	1,341,432.26	6.543	358	726	65.54
1,400,000.01- 1,450,000.00	4,269,607.96	3	1.64	1,423,202.65	6.009	358	734	67.68
1,450,000.01- 1,750,000.00	11,067,262.37	7	4.25	1,581,037.48	6.287	358	729	70.76
1,750,000.01- 1,800,000.00	5,357,191.43	3	2.06	1,785,730.48	5.942	358	743	68.97
1,800,000.01 +	101,100,118.13	32	38.81	3,159,378.69	6.277	358	746	69.33
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the average current principal balance of the Group 2 Loans was approximately $947,349.

Mortgage Rates

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
5.500 - 5.999	21,003,227.64	24	8.06	875,134.49	5.944	357	733	63.62
6.000 - 6.499	132,844,969.23	82	50.99	1,620,060.60	6.177	358	743	66.43
6.500 - 6.999	49,960,965.47	46	19.18	1,086,107.95	6.679	359	725	71.21
7.000 - 7.499	32,942,025.65	61	12.64	540,033.21	7.194	358	739	67.85
7.500 - 7.999	18,586,487.36	47	7.13	395,457.18	7.652	358	738	66.88
8.000 - 8.499	4,599,420.70	13	1.77	353,801.59	8.092	359	727	74.65
8.500 - 8.999	584,000.00	2	0.22	292,000.00	8.683	360	729	80.00
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans was approximately 6.528% per annum.

Next Adjustment Date

Next Adjustment Date	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
November 2008	3,725,057.06	9	1.43	413,895.23	7.032	356	731	67.77
December 2008	17,962,573.54	21	6.89	855,360.64	6.631	357	723	72.05
January 2009	18,562,155.96	23	7.13	807,050.26	6.731	358	734	66.21
February 2009	5,315,655.84	8	2.04	664,456.98	6.892	359	711	67.41
March 2009	7,070,500.00	12	2.71	589,208.33	7.416	360	734	68.06
April 2009	860,000.00	1	0.33	860,000.00	6.55	360	792	74.14
October 2010	1,955,407.89	2	0.75	977,703.95	6.937	355	677	67.73
November 2010	7,734,323.68	10	2.97	773,432.37	6.561	356	746	74.79
December 2010	11,656,028.59	11	4.47	1,059,638.96	6.314	357	730	59.81
January 2011	13,616,876.48	21	5.23	648,422.69	7.133	358	719	67.51
February 2011	17,428,812.52	15	6.69	1,161,920.83	6.77	359	728	73.67
March 2011	13,584,500.00	14	5.21	970,321.43	6.851	360	742	68.39
November 2012	315,504.68	1	0.12	315,504.68	7.25	356	722	58.62
December 2012	3,732,337.79	4	1.43	933,084.45	6.268	357	696	65.99
January 2013	1,532,551.40	2	0.59	766,275.70	7.395	358	776	78.72
February 2013	3,241,176.51	5	1.24	648,235.30	7.328	359	733	68.69
March 2013	2,337,000.00	5	0.90	467,400.00	7.317	360	724	66.25
November 2015	9,172,965.77	7	3.52	1,310,423.68	6.229	356	755	77.15
December 2015	41,491,956.79	40	15.93	1,037,298.92	6.184	357	737	66.53
January 2016	14,792,069.19	14	5.68	1,056,576.37	6.335	358	759	61.75
February 2016	42,195,392.36	30	16.20	1,406,513.08	6.256	358	749	65.74
March 2016	21,589,750.00	19	8.29	1,136,302.63	6.305	360	748	65.17
April 2016	648,500.00	1	0.25	648,500.00	6.375	360	680	64.85
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans was approximately 84 months.

Gross Margin

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2.250 - 2.499	14,634,228.72	10	5.62	1,463,422.87	6.268	357	737	61.08
2.500 - 2.749	84,194,318.42	68	32.32	1,238,151.74	6.501	358	724	71.46
2.750 - 2.999	108,848,260.24	80	41.78	1,360,603.25	6.148	358	749	65.56
3.000 - 3.249	44,508,257.19	99	17.08	449,578.36	7.39	358	745	66.76
3.250 - 3.499	6,836,935.75	15	2.62	455,795.72	7.53	358	690	66.87
3.500 - 3.749	1,499,095.73	3	0.58	499,698.58	7.865	355	658	74.20
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans was approximately 2.716% per annum.

Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
11.500 - 11.999	21,003,227.64	24	8.06	875,134.49	5.944	357	733	63.62
12.000 - 12.499	132,844,969.23	82	50.99	1,620,060.60	6.177	358	743	66.43
12.500 - 12.999	49,960,965.47	46	19.18	1,086,107.95	6.679	359	725	71.21
13.000 - 13.499	32,942,025.65	61	12.64	540,033.21	7.194	358	739	67.85
13.500 - 13.999	18,586,487.36	47	7.13	395,457.18	7.652	358	738	66.88
14.000 - 14.499	4,599,420.70	13	1.77	353,801.59	8.092	359	727	74.65
14.500 - 14.999	584,000.00	2	0.22	292,000.00	8.683	360	729	80.00
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans was approximately 12.525% per annum.

Initial Fixed-Rate Period

Initial Fixed Period	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
36	53,495,942.40	74	20.53	722,918.14	6.822	358	729	68.77
60	65,975,949.16	73	25.32	903,780.13	6.762	358	730	68.82
84	11,158,570.38	17	4.28	656,386.49	6.978	358	724	68.37
120	129,890,634.11	111	49.86	1,170,185.89	6.249	358	746	66.24
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Initial Rate Cap

Initial Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
3.000	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Subsequent Rate Cap

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Original Loan-to-Value Ratios

Range of Loan to Value Ratios (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	809,166.63	3	0.31	269,722.21	6.576	359	723	17.46
20.01 - 25.00	1,497,308.86	2	0.57	748,654.43	6.292	358	785	22.90
30.01 - 35.00	1,029,144.79	3	0.40	343,048.26	7.427	359	697	32.98
35.01 - 40.00	3,825,187.77	6	1.47	637,531.30	6.914	359	736	37.34
40.01 - 45.00	827,421.13	2	0.32	413,710.57	6.978	359	764	40.89
45.01 - 50.00	8,834,549.37	12	3.39	736,212.45	6.484	358	722	47.84
50.01 - 55.00	11,092,033.38	16	4.26	693,252.09	6.462	355	732	51.82
55.01 - 60.00	35,407,793.62	30	13.59	1,180,259.79	6.264	358	758	57.86
60.01 - 65.00	35,984,717.67	32	13.81	1,124,522.43	6.346	358	740	62.77
65.01 - 70.00	38,375,433.18	47	14.73	816,498.58	6.628	358	728	67.94
70.01 - 75.00	52,504,403.74	51	20.15	1,029,498.11	6.597	358	736	73.46
75.01 - 80.00	70,333,935.91	71	27.00	990,618.82	6.627	358	735	79.03
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 16.25% and 80.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 67.51%.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Investor	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Express Program (No Documentation)	1,039,028.05	4	0.40	259,757.01	7.423	358	745	51.22
Progressive Series Program (Full Documentation)	213,565,083.02	166	81.98	1,286,536.64	6.316	358	738	67.57
Progressive Series Program (Stated Income/Stated Assets)	1,717,135.05	3	0.66	572,378.35	7.25	359	726	47.96
Progressive Series Program (Stated Documentation)	44,199,849.93	102	16.97	433,331.86	7.502	358	738	68.36
Total	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
A1	253,824,554.89	260	97.43	976,248.29	6.498	358	739	67.45
B1	5,197,445.43	12	2.00	433,120.45	7.595	358	686	68.26
C1	1,499,095.73	3	0.58	499,698.58	7.865	355	658	74.20
Total	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
_________________
(1)
All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A, B and C correspond to Progressive Series I+, I and II, III and III+ and V, respectively.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Multi-Family Residence	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	1,945,705.25	3	0.75	648,568.42	6.774	358	723	58.52
Alaska	446,250.00	1	0.17	446,250.00	8	360	751	75.00
Arizona	9,693,559.27	12	3.72	807,796.61	6.876	358	724	67.45
California	121,975,698.71	107	46.82	1,139,959.80	6.363	358	742	61.32
Connecticut	4,105,474.72	3	1.58	1,368,491.57	6.349	358	753	79.57
District of Columbia	430,959.14	1	0.17	430,959.14	7.125	357	741	80.00
Florida	6,084,360.91	9	2.34	676,040.10	6.563	351	720	69.10
Idaho	1,858,141.95	2	0.71	929,070.98	6.552	358	702	75.41
Illinois	1,661,375.65	3	0.64	553,791.88	7.932	357	689	72.76
Indiana	1,223,412.32	1	0.47	1,223,412.32	6.25	359	785	65.34
Iowa	2,474,747.77	1	0.95	2,474,747.77	6.125	358	755	80.00
Kentucky	5,237,862.86	2	2.01	2,618,931.43	6.738	360	691	75.36
Maine	2,908,810.36	3	1.12	969,603.45	6.576	359	748	80.00
Maryland	1,097,679.23	2	0.42	548,839.62	7.593	358	744	78.90
Massachusetts	5,806,680.47	6	2.23	967,780.08	6.77	358	761	78.97
Michigan	1,247,334.06	2	0.48	623,667.03	6.32	358	707	66.41
Minnesota	7,641,466.59	11	2.93	694,678.78	6.525	359	748	75.55
Missouri	764,565.16	2	0.29	382,282.58	7.761	359	727	75.76
Nevada	4,286,376.96	5	1.65	857,275.39	6.968	359	745	69.60
New Hampshire	1,242,485.37	2	0.48	621,242.69	6.419	358	758	70.15
New Jersey	374,222.42	1	0.14	374,222.42	7.875	357	704	60.49
New Mexico	15,597,465.09	12	5.99	1,299,788.76	6.358	358	752	74.87
New York	3,082,375.00	6	1.18	513,729.17	6.637	357	727	75.01
North Carolina	814,750.00	2	0.31	407,375.00	6.937	360	790	76.13
Ohio	9,572,719.23	12	3.67	797,726.60	6.774	358	743	71.83
Oklahoma	1,016,379.86	2	0.39	508,189.93	6.642	358	780	70.75
Oregon	3,036,817.52	6	1.17	506,136.25	6.529	357	720	67.33
Pennsylvania	3,766,305.28	5	1.45	753,261.06	7.074	359	674	70.73
Rhode Island	1,601,808.43	3	0.61	533,936.14	6.639	358	734	67.96
South Carolina	1,228,000.00	2	0.47	614,000.00	6.887	360	710	80.00
Tennessee	5,972,080.82	9	2.29	663,564.54	6.836	358	747	75.36
Texas	14,540,273.25	23	5.58	632,185.79	6.74	358	739	74.77
Utah	3,582,283.25	5	1.38	716,456.65	6.609	359	710	71.21
Washington	14,202,669.15	9	5.45	1,578,074.35	6.501	359	717	70.10
TOTAL	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

No more than approximately 8.37% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Range of Debt-to-Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.00 - 5.00	256,619,782.33	273	98.50	939,999.20	6.533	358	737	67.41
10.01 - 15.00	895,263.49	1	0.34	895,263.49	6.25	357	664	70.04
20.01 - 25.00	3,006,050.23	1	1.15	3,006,050.23	6.125	359	801	74.99
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 2 Loans was approximately 19.91% per annum.

Prepayment Penalty

Prepayment Penalty Term	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
10 Years	130,039,371.16	112	49.92	1,161,065.81	6.25	358	746	66.25
3 Years	53,347,205.35	73	20.48	730,783.63	6.821	358	729	68.77
5 Years	65,975,949.16	73	25.32	903,780.13	6.762	358	730	68.82
7 Years	11,158,570.38	17	4.28	656,386.49	6.978	358	724	68.37
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
241 - 360	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans was approximately 358 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
561 - 580	1,298,272.51	1	0.50	1,298,272.51	6	359	571	52.00
601 - 620	1,137,862.86	1	0.44	1,137,862.86	6.875	358	620	60.00
621 - 640	1,876,558.68	3	0.72	625,519.56	6.744	358	625	55.30
641 - 660	6,243,657.01	5	2.40	1,248,731.40	6.797	358	653	68.73
661 - 680	13,344,955.50	18	5.12	741,386.42	6.726	358	672	63.94
681 - 700	32,256,890.25	28	12.38	1,152,031.79	6.464	357	693	71.32
701 - 720	36,122,406.46	37	13.87	976,281.26	6.683	359	712	70.67
721 - 740	44,727,615.03	57	17.17	784,695.00	6.363	358	731	64.64
741 - 760	38,198,685.37	37	14.66	1,032,396.90	6.592	358	750	70.19
761 - 780	29,643,225.82	45	11.38	658,738.35	6.86	358	770	71.35
781 - 800	46,928,006.23	36	18.01	1,303,555.73	6.298	358	793	63.59
801 +	8,742,960.33	7	3.36	1,248,994.33	6.275	359	809	61.76
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available was approximately 738.

Range of Months to Roll

Number of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
32 - 49	53,495,942.40	74	20.53	722,918.14	6.822	358	729	68.77
50 - 55	1,955,407.89	2	0.75	977,703.95	6.937	355	677	67.73
56 - 79	64,020,541.27	71	24.57	901,697.76	6.756	358	732	68.85
80 +	141,049,204.49	128	54.14	1,101,946.91	6.306	358	745	66.41
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans was approximately 84 months.

Debt Service Coverage Ratios

Range of Debt Service Coverage Ratios	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Less than 1.14	58,110,354.73	71	22.31	818,455.70	6.798	358	758	65.69
1.14 - 1.19	66,534,289.96	49	25.54	1,357,842.65	6.403	358	735	71.00
1.20 - 1.21	48,799,886.69	49	18.73	995,916.05	6.214	358	731	67.33
1.22 - 1.24	23,058,726.35	17	8.85	1,356,395.67	6.316	356	728	69.61
1.25 - 1.29	13,681,578.09	23	5.25	594,851.22	6.874	359	730	67.46
1.30 - 1.49	37,350,441.03	41	14.34	910,986.37	6.66	358	723	67.71
1.50 — 2.08	9,869,418.65	17	3.79	580,554.04	6.847	359	743	61.94
Greater than 2.09	3,116,400.55	8	1.20	389,550.07	6.503	359	765	29.35
Total/Average/Weighted Average	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average debt service coverage ratio of the Group 2 Loans was approximately 1.22x.

Current Occupancy Rates

Range of Current Occupancy Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
60.00 - 69.99	477,886.11	2	0.18	238,943.06	7.856	358	712	63.11
70.00 - 79.99	2,088,624.83	4	0.80	522,156.21	7.47	358	758	72.98
80.00 - 89.99	9,436,389.46	19	3.62	496,652.08	7.003	358	737	65.31
90.00 - 99.99	133,831,994.74	88	51.37	1,520,818.12	6.412	358	739	70.04
Greater than 100.00	114,686,200.91	162	44.02	707,939.51	6.6	358	736	64.65
Total/Average/Weighted Average	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

As of the Cut-off Date, the weighted average current occupancy rate of the Group 2 Loans was approximately 96.41%.

Number of Units

Range of Number of Units	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
5 - 9	29501375.78	74	11.32	398667.24	7.095	358	738	63.59
10 - 14	35008006.62	68	13.44	514823.63	6.821	358	718	63.15
15 - 24	62784948.22	65	24.10	965922.28	6.528	358	747	67.93
25 - 49	57253750.13	43	21.98	1331482.56	6.357	358	735	67.68
Greater than or equal to 50	75,973,015.30	25	29.16	3,038,920.61	6.3	358	740	70.56
Total/Average/Weighted Average	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Year Built

Range of Year Built	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Earlier than 1953	49,749,963.16	75	19.10	663,332.84	6.69	357	726	70.76
1954 - 1970	110,431,177.18	104	42.39	1,061,838.24	6.454	358	741	64.74
1971 - 1975	24,806,572.84	23	9.52	1,078,546.65	6.53	358	742	68.08
1976 - 1980	9,749,030.33	15	3.74	649,935.36	6.572	358	755	68.87
1981 - 1985	14,800,004.48	21	5.68	704,762.12	6.808	359	738	68.26
1986 - 1990	33,473,126.45	20	12.85	1,673,656.32	6.421	358	727	70.92
1991 - 1995	7,313,568.13	8	2.81	914,196.02	6.422	359	778	64.31
Greater than 1996	10,197,653.48	9	3.91	1,133,072.61	6.498	358	738	68.96
Total/Average/Weighted Average	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51
Renovated

Renovated	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
No	71,883,507.87	130	27.59	552,950.06	7.016	358	745	66.97
Yes	188,637,588.18	145	72.41	1,300,948.88	6.342	358	735	67.71
Total/Average/Weighted Average	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Refinance - Cash Out	103,940,237.40	103	39.90	1,009,128.52	6.484	358	727	65.14
Purchase	145,209,801.20	161	55.74	901,924.23	6.592	358	745	70.01
Refinance - Rate Term	11,371,057.45	11	4.36	1,033,732.50	6.105	358	737	57.13
Total:	260,521,096.05	275	100.00	947,349.44	6.528	358	738	67.51

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.